As filed with the Securities and Exchange Commission on October 6, 2023

Registration File No. 333-271097

Registration File No. 811-23861

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] Pre-Effective Amendment No. 2
[] Post-Effective Amendment No.
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 2

SEI ALTERNATIVE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company
One Freedom Valley Drive,
Oaks, PA 19456
(Address of Principal Executive Offices)
(610) 676-1000
(Registrant’s Telephone Number, including Area Code)

c/o Timothy D. Barto, Esq.
SEI Investments Company
One Freedom Valley Drive, Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esq.

Morgan, Lewis & Bockius LLP

1701 Market St.,

Philadelphia, PA 19103

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

[]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[]	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated October 6, 2023

PROSPECTUS

[DATE], 2023

SEI ALTERNATIVE INCOME FUND

SHARES OF BENEFICIAL INTEREST

Class F

The SEI Alternative Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. Interval funds are investment vehicles that can provide individual investors with access to strategies that are typically limited to large institutional investors that have significant assets. These strategies may allocate a greater portion of their assets to asset classes that are less liquid than those typically found in mutual funds but may offer the potential to generate high long-term returns. Interval funds are not required to provide investors with daily liquidity; rather, they offer to repurchase a certain percentage of their outstanding shares at set periods or “intervals,” throughout the calendar year (often quarterly). The periodic repurchase schedule of an interval fund allows the investment manager of the interval fund to take a longer-term view with respect to allocating fund assets.

The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters upon commencement of operation. See “Types of Investments and Related Risks — Repurchase Program Risks.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund has no operating history. There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid. Thus, an investment in the Fund may not be suitable for all investors.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter).

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all.

•	The Fund’s Shares may not be sold, transferred or assigned without the written consent of the Fund.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital. A return of capital will reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	The Fund invests primarily in a portfolio comprised of collateralized loan obligations (“CLOs”) that may be considered highly speculative. As a result, investment in Shares of the Fund involves substantial risks including risks associated with CLOs.

The date of this prospectus is [Date], 2023.

	Per Class F Share	Total
Public Offering Price(1)	At Current NAV	Unlimited
Sales Load as a percentage of purchase amount	N/A	N/A
Proceeds to Fund Before Expenses(2)	Amount Invested at Current NAV	Unlimited

(1)	The minimum initial investment for Class F Shares in the Fund from each investor is $100,000.

(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the respective Share’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Adviser. The investment adviser to the Fund is SEI Investments Management Corporation (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”), and is responsible for the day-to-day investment management of the Fund.

Securities Offered. This prospectus (the “Prospectus”) applies to the public offering of the Fund’s Class F Shares, which is one of the two separate classes of Shares of the Fund. Information about the Fund’s Class Y Shares, the other Class of Shares of the Fund, is set forth in a separate prospectus. The Fund may offer additional classes of Shares in the future. Each Class of Shares is subject to different fees and expenses. The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a shareholder for Class F Shares is $100,000 with minimum subsequent investments of $1,000. The minimum balance requirement for Class F Shares is $10,000. The Fund reserves the right to waive the investment minimum. Shares are being offered through SEI Investments Distribution Co. (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share. See “Purchase of Shares.”

The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

Shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through repurchase offers, which are expected to be made quarterly by the Fund, as determined by the Fund’s Board of Trustees in its sole discretion based on recommendations by the Adviser. See “Share Repurchase Program.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [Date], 2023 (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling toll-free 800-DIAL-SEI. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling 800-DIAL-SEI or by visiting https://www.seic.com/mutual-fund-documentation/prospectuses-and-reports. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS	2
SUMMARY OF FEES AND EXPENSES	14
FINANCIAL HIGHLIGHTS	15
THE FUND	15
INVESTMENT ADVISER	15
USE OF PROCEEDS	16
INVESTMENT STRATEGIES	16
TYPES OF INVESTMENTS AND RELATED RISKS	20
MANAGEMENT OF THE FUND	44
FUND EXPENSES	46
MANAGEMENT FEE	47
PURCHASE OF SHARES	47
PAYMENTS BY THE ADVISER	50
DETERMINATION OF NET ASSET VALUE	50
SHARE REPURCHASE PROGRAM	53
DESCRIPTION OF CAPITAL STRUCTURE	55
TAX MATTERS	56
ERISA CONSIDERATIONS	65
ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST	65
PLAN OF DISTRIBUTION	66
DISTRIBUTIONS	67
DISSOLUTION AND LIQUIDATION	68
FISCAL YEAR; REPORTS	68

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SUMMARY OF TERMS

The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund:	SEI Alternative Income Fund, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund was organized under Delaware law on March 1, 2023. The Fund is operated as an “interval fund” as discussed below.

Investment Objective/Investment Strategy:	The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. Under normal circumstances, the Fund pursues its investment objective by investing primarily in collateralized loan obligations (“CLOs”), structured notes, and warehousing facilities, which are financing structures created prior to and in anticipation of investing in CLOs and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles (collectively, “Credit Investments”). There can be no assurance that the Fund will achieve its objective.

Understanding Collateralized Loan Obligations:	A CLO is a type of structured credit. Structured credits are financial instruments characterized by a pool of loans serving as collateral and are typically held in a trust or other special purpose vehicle. The CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans or debt securities. The underlying loans are generally below investment grade, first lien, senior secured, bank loans, with smaller allocations to other types of investments such as second lien loans, unsecured loans and/or high yield bonds. The loans generate cash flow that is allocated among one or more classes of the CLO’s securities (“tranches”) that vary in risk and yield. The payment waterfall refers to the sequential order in which interest cashflows derived from the pool of secured loans are generally allocated to the underlying tranches (“payment waterfall”). These two key features of CLOs—the tranches and the payment waterfall—are discussed below. For more information, see “Investment Strategies.”

The Tranches

As illustrated in the diagram below, CLOs allocate the cash flow produced by the underlying loan pool to each of the tranches. Typically, those interests in the cash flows are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim. A description of these tranches is below:

• Senior Tranche: This tranche has the highest credit quality and the lowest yield. It is protected by the mezzanine and

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equity tranches from the risk of defaults from the underlying loans.

• Mezzanine Tranche: These are riskier than the senior tranche but offer higher potential returns than the senior tranche given the additional risk. These tranches are more exposed to defaults than the senior tranche, hence the additional risk, but they are also protected by equity tranches from the risk of defaults from the underlying loans.

• Equity Tranche: The riskiest tranche, it bears the brunt of any defaults from the underlying loans, but also offers the highest potential yield.

In a typical CLO, the capital structure would include approximately 75% to 90% debt represented by the senior and mezzanine tranches, with the remainder comprising the equity tranche. CLO debt tranches typically are rated “AAA,” “AA,” or “A” (or their equivalent) at the most senior level, down to “BBB,” “BB” or “B” (or their equivalent), which is below investment grade, by Moody’s, S&P and/or Fitch, for the most junior levels of debt tranches. CLO equity tranches are typically not rated by nationally recognized statistical rating organizations. It is important to note that despite the protection from one or more junior debt tranches and/or the equity tranche, even senior tranches can experience losses due to actual defaults and market factors, such as anticipation of defaults and aversion to CLO securities. Debt tranches of CLOs typically have a stated coupon, while equity tranches of CLOs do not have a stated coupon.

The Payment Waterfall

The payment waterfall refers to the sequential order in which interest cashflows derived from the pool of secured loans are generally allocated to the tranches of the CLO. The typical CLO waterfall allocates payments in the following order:

(1) Administrative expenses in the CLO
(2) Senior collateral management fee
(3) Interest expense on senior debt tranches
(4) Interest expense on mezzanine debt tranches
(5) Junior collateral management fees
(6) Remainder to the equity tranche

Economically, the equity tranche of a CLO benefits from the difference between the interest received from the secured loans in the senior tranche and the interest paid to the holders of debt tranches of the CLO structure. A CLO’s equity tranche, while it is the highest yielding, is also the riskiest portion of the CLO, representing the first loss position in the CLO (i.e., losses are first borne by the equity tranche, next by the mezzanine tranche, and finally by the senior tranche) and bearing the bulk of defaults from the bonds or loans in the trust.

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Investment Approach; High Degree of Risk:	Under normal circumstances, the Fund pursues its investment objective by investing primarily in Credit Investments. The Fund may also hold or invest in cash, cash equivalents, and securities of affiliated and non-affiliated money market funds and other investment companies. CLOs are frequently owned by a trust or special purpose vehicles formed to acquire and manage a pool of loans, bonds or other fixed income assets of various types. These vehicles will typically be managed by a third party CLO manager. CLOs issue several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CLOs. The Fund will primarily invest in equity and debt securities of CLOs. Under normal circumstances, the Fund’s allocation to equity securities of CLOs will not exceed 50% of its net assets, measured at the time of purchase. The CLOs in which the Fund invests may be issued by either U.S. or foreign issuers. The Fund may invest in CLO equity and debt tranches that are rated below investment grade or the equivalent if unrated. The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s SAI.

The Fund offers investors the following potential advantages: the spreading of risk across a number of Credit Investments, collateral types, and third party CLO managers; professional selection and evaluation of Credit Investments and their CLO managers; economies of scale; limited liability; and administrative convenience. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. There can be no assurance that the Fund will be able to fully implement its desired investment approach at all times.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Risk Factors:	The purchase of Shares (as defined below) in the Fund involves a number of significant risks, which may result directly from the Fund’s structure or investments, or indirectly through its underlying Credit Investments, including: the lack of a secondary market for Shares; significant limits

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on liquidity of the Shares; the total reliance of Shareholders on the Adviser to manage the Fund; the risk that the Fund will fail to achieve its investment objective; the risk that the Fund will be adversely affected by general economic and market conditions or highly volatile markets; the risk arising from multi-tiered investments; investment risks arising from investments made by (a) the Fund in Credit Investments and (b) the CLO managers, such as equity and debt securities of CLOs, fixed income securities, including below investment grade securities, illiquid securities, use of leverage and short selling; the risk of failure of one or more investment strategies employed by the CLO managers; the lack of control of Credit Investments; risks relating to the valuation of Credit Investments; and conflicts of interest involving the Fund, the Adviser, Credit Investments and CLO managers. Some of these risks are summarized below. For more information, and a discussion of additional risks, see “Types of Investments and Related Risks.”

Collateralized Loan Obligations Risk. A CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. If the CLO’s outstanding debt is not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

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Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.

Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Covenant Lite Loans Risk. Certain of the underlying loans or debt securities in which a CLO may invest may be issued or offered as “covenant lite” loans or debt, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

CLO Manager Risk. CLO securities are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans and debt securities within a CLO. CLO managers may have limited operating histories, may

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be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance.

Extended Settlement Risk. Newly issued CLO securities purchased in the primary market typically experience delayed or extended settlement periods, possibly longer than seven days. In the period following such a purchase and prior to settlement these CLO securities may be considered less liquid than similar CLO securities available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO security prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Below Investment Grade Securities Risk. The Fund may invest in CLO debt and equity tranches that are rated below investment grade. Additionally, CLOs may hold below-investment grade securities and certain of the underlying loans and debt securities in which a CLO may invest may be rated below investment grade. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Key Personnel Risk. The Fund is dependent upon the key personnel of the Adviser for the Fund’s future success.

Fair Valuation of the Fund’s Portfolio Investments. Generally there is no public market for the CLO investments the Fund targets. As a result, the Adviser values these securities at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of its investments.

Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments.

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A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities, or adversely and materially affect the value of its investments, any of which would negatively affect the Fund’s performance. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Temporary Defensive Positions. The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term affiliated or non-affiliated fixed income or money market funds.

Borrowing, Leverage:	The Fund may use leverage to the extent permitted by the 1940 Act. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.

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The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of the Fund’s total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent. See “Investment Strategies.”

Adviser:	SEI Investments Management Corporation (the “Adviser”), a Delaware corporation and registered investment adviser, serves as the investment adviser for the Fund. The Adviser is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Adviser is responsible for the day-to-day investment management of all of the Fund’s assets under the supervision of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”). For more information on the Adviser, see “Management of the Fund—The Adviser” in this Prospectus.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

Purchase of Shares:	The Fund offers two separate classes (each a “Class”) of Shares designated as Class Y (“Class Y Shares”) and Class F (“Class F Shares”) on a continuous basis at the NAV per Share. This Prospectus relates to Class F Shares only. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

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The Fund’s Shares are offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. See “Purchase of Shares” on page 47 for purchase instructions and additional information.

Minimum Investment:	The minimum initial investment for Class F Shares in the Fund from each investor is at least $100,000. The minimum amount for any additional purchases of Class F Shares is $1,000. The minimum balance requirement for Class F Shares is $10,000. However, the Adviser reserves the right to waive or modify these requirements in its sole discretion. See “Purchase of Shares” on page 47 for more information.

Plan of Distribution:	SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Distributor. The Distributor may earn (or pay to other financial intermediaries) a Service Fee (as discussed below). This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

The Adviser and/or its affiliates may pay broker/dealers or other financial intermediaries for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Shareholder Service Plan:	The Fund has adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares (the “Service Fee”). The Service Plan provides that the Service Fee on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

Distributions:	The Fund’s distribution policy is to make monthly distributions to shareholders. See “Distributions.” The Board reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan:	The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by UMB Fund Services, Inc. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested in Shares of the Fund may terminate participation in the DRIP at any time by written instructions to that effect to the Fund or the shareholder’s financial intermediary. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to shareholders are reinvested in full and fractional shares. See “Distributions — Dividend Reinvestment Plan.”

Interval Fund Structure:	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding).

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Share Repurchases:	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund will determine the NAV applicable to repurchases on the “Repurchase Pricing Date.” The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 800-DIAL-SEI.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when, or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Program Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Summary of Tax Matters:	The Fund intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to

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corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses plus at least 90% of its net tax-exempt interest income for each tax year, as applicable. See “Distributions” and “Tax Matters.”

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on August 31.

Valuations:	The Board has the ultimate responsibility for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s valuation procedures (“Valuation Procedures”). The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Valuation Procedures to the Adviser and the Adviser’s valuation committee, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the Valuation Procedures, for Fund portfolio investments that do not have readily available market quotations. In carrying out these responsibilities, the Adviser is authorized to utilize independent third-party pricing services, independent third-party valuation services and broker-dealer valuations. Portfolio securities for which market quotations are readily available are valued at market value. The Fund calculates its NAV per Share once each business day in accordance with the Valuation Procedures. See “Determination of Net Asset Value” for more information.

Reports:	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Independent Registered Public Accounting Firm:	KPMG LLP

Administrator:	SEI Investments Global Fund Services

Custodian:	Brown Brothers Harriman & Co.

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Distributor:	SEI Investments Distribution Co.

Transfer Agent:	UMB Fund Services, Inc.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Operating Expenses” are estimated based on projected amounts for the Fund’s first full fiscal year of operations.

If you invest through a brokerage account, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class F Shares, which are not reflected in the table or the Example below. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

Class F
ANNUAL FUND OPERATING EXPENSES (as a percentage of projected average net assets attributable to Shares)
Management fee	1.30%
Other Expenses(1)	0.85%
Shareholder Servicing Fee	0.25%
Other operating expenses	0.60%
Acquired Fund Fees and Expenses (AFFE)(2)	0.02%
Total Annual Fund Expenses	2.17%
Less Expense Limitation and Reimbursement(3)	(1.15)%
Total Net Annual Expenses	1.02%

(1)           Other Expenses are based on estimated amounts for the current fiscal year and include all direct operating expenses of the Fund.

(2)           AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment vehicles, including in shares of mutual funds, exchange-traded funds and business development companies. AFFE are based on estimated amounts for the current fiscal year.

(3)           The Fund's administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.0% annual return, and the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table)

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remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class F	$10	$45	$95	$232

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on March 1, 2023. The principal office of the Fund is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and its telephone number is 800-DIAL-SEI.

The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. A description of the Fund’s principal investment strategies is disclosed below. See “Investment Strategies.”

INVESTMENT ADVISER

SEI Investments Management Corporation, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board, and is responsible for the day-to-day investment management of the Fund. The Advisory Agreement was approved in accordance with, and on the basis of a review by the Board, including a majority of the Independent Trustees, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder. A discussion of the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to Shareholders.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee, which is calculated and payable monthly in arrears at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as the Service Fee, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses and non-routine expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

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USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

INVESTMENT STRATEGIES

Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing primarily in collateralized loan obligations (“CLOs”), structured notes, and warehousing facilities, which are financing structures created prior to and in anticipation of investing in CLOs and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles (collectively, “Credit Investments”). The Fund may also hold or invest in cash, cash equivalents, and securities of affiliated and non-affiliated money market funds and other investment companies. CLOs are frequently owned by a trust or special purpose vehicles formed to acquire and manage a pool of loans, bonds or other fixed income assets of various types. These vehicles will typically be managed by a third party CLO manager. CLOs issue several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CLOs. The Fund will primarily invest in equity and debt securities of CLOs. Under normal circumstances, the Fund’s allocation to equity securities of CLOs will not exceed 50% of its net assets, measured at the time of purchase. The CLOs in which the Fund invests may be issued by either U.S. or foreign issuers. The Fund may invest in CLO equity and debt tranches that are rated below investment grade or the equivalent if unrated. The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s SAI.

The Adviser believes the Fund offers investors the following potential advantages:

•	Professional selection and evaluation of Credit Investments and CLO managers;

•	Economies of scale in the form of optimal price execution and investment sourcing since Credit Investments generally require a minimum investment size that is higher than most individual investors would be willing or able to commit;

•	Limited liability; and

•	Administrative convenience.

The Fund may invest in equity and debt securities of CLOs, which may be rated as investment grade or below investment grade (“high yield”). The securities issued by a CLO are tranched into rated and unrated classes. The rating of each class is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the CLO. The senior notes issued by a CLO are typically rated AAA, AA, and A and have the highest priority claim on cash flows. The mezzanine debt classes issued by a CLO are typically rated BBB, BB, and B, and have a claim on the cash flows subordinate to that of the senior notes. Since most of a CLO’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. The most junior tranche of a CLO, called CLO equity, is generally unrated. CLO equity investors receive payment from any residual interest proceeds or principal proceeds generated by the underlying

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collateral after payments of expenses and debt service with respect to the more senior tranches in the CLO’s structure. CLO equity can be considered a levered investment in the underlying collateral because the amount of the investment is significantly below the principal value of the CLO equity’s pro rata portion of the underlying collateral. However, due to its subordinated nature, CLO equity is the first tranche to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of CLO equity increases the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile. Payments on CLO equity may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

CLOs may focus on different types of underlying collateral, depending upon, among other things, market conditions and the relative attractiveness of the opportunities they present for arbitrage (i.e., the difference between the yield on the collateral owned by a CLO and the funding cost of the debt issued by that CLO to help fund the purchase of the underlying collateral, at any point in time). Collateral held by a CLO may include loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CLO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, or other fixed income assets, which will cause the Fund to be subject to the risks of these investments.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Except as otherwise stated in this Prospectus or the Fund’s Statement of Additional Information, the investment objective, policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Process

A description of certain aspects of the current investment process can be found below; however, the investment process is flexible and will evolve on an ongoing basis and may diverge from this description in the future.

The investment process can be divided into five parts: Investment Sourcing, CLO Manager Selection, Structural Analysis, Portfolio Construction, and Monitoring.

Investment Sourcing

The Adviser may source investments from the primary or secondary markets. At any time, the portfolio may be sourced primarily or exclusively from either the primary or secondary market. Primary market Credit Investments are sourced from both sell-side underwriters and CLO managers or other parties associated with Credit Investments. The Adviser has well-established relationships with the largest underwriters of structured finance securities, who,

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either verbally or electronically, provide the Adviser with a pipeline of upcoming offerings, although no guarantees can be made that these opportunities and offerings will be offered to the Adviser in the future and under all circumstances. Underwriters are useful for introducing the Adviser to first-time or less well known CLO managers. The Adviser also has established relationships with a broad universe of CLO managers either through past investments in structured finance investments or through the Adviser’s other asset management activities. These managers have in the past notified the Adviser of upcoming offerings prior to the offering appearing on the underwriter’s pipelines. A number of the more established managers will only allow access to their offerings to a select group of investors and these offerings, therefore, are not broadly offered to most investors. Primary market Credit Investments will be sourced through both underwriters and CLO managers to ensure access to the widest opportunity set of available investments.

Secondary market opportunities include direct offerings from individual dealers and auctions on blocks of securities. Such auctions, known as BWICs (bids wanted in competition), are distributed to several dealers who then solicit bids from their clients and submit them to the seller for possible execution. While BWICs are generally comprised of multiple securities for sale, bids and trades are submitted and executed on an individual security basis.

The Adviser is made aware of BWICs primarily through electronic communications from dealers who are invited by the seller to participate in the auction. Generally, a broad set of dealers are invited to participate in BWICs so as to capture the broadest possible set of Credit Investment buyers, thereby ensuring best execution. Direct offerings tend to be offered to a more exclusive set of dealers, and, in some cases, a sole dealer. This is due to the fact that Credit Investments are unique and are best offered to dealers who specialize in a particular area of the market. As is the case with BWICs, the Adviser is made aware of direct offerings through electronic communications and, in some cases, direct phone calls from dealers.

CLO Manager Selection

The Adviser believes that a key factor in analyzing most Credit Investments is an analysis of CLO managers. This is particularly true as it relates to investments sourced in the primary market. The skills required to manage or select a portfolio of collateral within a structured framework are critical to the performance of an investment. CLO managers must understand and be able to evaluate opportunities in the underlying collateral. In addition, the manager must be able to understand, monitor and manage within the constraints imposed by the structure. The following are examples of the types of factors the Adviser may consider in assessing CLO managers:

•	A proven track record of managing or selecting the underlying collateral asset classes.

•	An understanding of managing assets within the constraints and limitations of a Credit Investment.

•	Proven ability to receive favorable collateral allocations in the new issue market.

•	Co-investment by the CLO manager in the Credit Investment, when appropriate.

•	A strong culture of disciplined, fundamental credit analysis.

•	Investment professionals with broad depth and experience.

•	Low turnover of key investment personnel.

•	Experienced workout personnel.

•	Robust administrative and support staff and systems.

•	A direct relationship between the compensation of the portfolio management team and the performance of the Credit Investment.

The Adviser will perform due diligence on CLO managers of newly issued Credit Investments and will use its network of industry contacts to perform additional reference checks on the management teams of each manager.

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Due diligence on CLO managers is significantly less important in secondary market transactions than it is for primary market transactions. There are two reasons for this. First, secondary market transactions tend to be in more highly rated CLO debt tranches whereas primary market transactions tend to be in riskier CLO equity tranches. CLO equity tranches, by definition, entail more idiosyncratic risk in that performance is greatly influenced by the CLO manager’s decisions. The risk of CLO debt tranches is more systemic in nature such that performance is more dependent on the overall underlying collateral markets. Second, secondary market purchases are of seasoned Credit Investments where the underlying portfolio is already fully invested. Primary market purchases are of new issues where the underlying portfolio is not fully invested. Therefore, primary market purchases require a level of trust that the CLO manager effectively invests the portion of the proceeds that are not yet invested.

Structural Analysis

There are significant structural nuances in Credit Investments that need to be understood and evaluated. These nuances can have a significant impact on the return performance of the various tranches. In evaluating a proposed portfolio investment, the Adviser will, when applicable:

•	Analyze the performance of the investment across a wide variety of scenarios.

•	Analyze the structure of the cash flows.

•	Understand all of the uses of cash (structuring and placement fees, legal fees, rating agency fees) at the time of deal closing.

•	Evaluate rating agency requirements and credit rating methodologies.

•	Analyze the collateral in terms of position level concentration, credit quality distribution, industry diversification, and purchase price.

•	Gain an understanding of the legal and tax implications of the transaction.

•	Compare various collateral limitations, minimum over-collateralization levels, minimum interest coverage levels and reinvestment criteria with market conventions.

•	Make recommendations concerning transaction structure to the underwriter in order to optimize the risk and return profile of each investment.

Portfolio Construction

The portfolio construction process is designed to structure the Fund’s portfolio in an attempt to meet its investment objective while staying in compliance with the Fund’s investment limitations. The Fund’s portfolio manager will assess market opportunities and conditions to form projections of expected risk and return for each available strategy. These projections are used to set target allocations. The efficiency at which target allocations are satisfied is a function of the availability of new investments in the primary market as well as liquidity in the secondary market.

Monitoring

Portfolio monitoring occurs on an ongoing basis and includes routine contact with CLO managers and portfolio-level and security-level risk analysis. Calls and visits to existing CLO managers occur on a periodic basis to review their investment strategies, their implementation of the investment strategies, and their valuation methodologies.

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TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

General Considerations

New Fund Risk

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Limited Right to Vote and No Right to Participate in Management of the Fund

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund. Investors will not receive the detailed financial information that is available to the Adviser with respect to the Fund’s investments. Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board and the Adviser.

Reliance on Management

The Fund invests substantially all of its assets in a broad universe of Credit Investments. Investment decisions will be made for the Fund by the Adviser under the supervision of the Board. The success of the Fund will depend on the ability of the Adviser to identify suitable investments. There can be no assurance that the current personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more employees of the Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

Changes to Investment Objective, Policies, and Restrictions

The investment objective of the Fund is non-fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the Fund’s Statement of Additional Information, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund. It is possible that Shareholders will not be able to exit the Fund before changes take effect.

Repurchase Program Risks

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund

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expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser or its affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Investment Risks

Failure to Achieve Investment Objective

There can be no assurance that the Fund will achieve its investment objective. The Adviser’s assessment of the short-term or long-term prospects of various Credit Investments may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Fund or those Credit Investments in which the Fund invests will be successful. Furthermore, because of the speculative nature of the investments and trading strategies of certain of the Credit Investments, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more Credit Investments, and that consequently Shareholders may suffer a significant or complete loss of their invested capital in the Fund.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund and Credit Investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

The market value of the Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder repurchases, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19). The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund's performance.

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Strategy Risk

The Fund is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all CLOs and/or CLO managers in the strategy suffer significant losses). Strategy specific losses can result from excessive concentration by CLO managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Many of the strategies employed by the CLO managers are speculative and involve substantial risk of loss.

Valuation Risk

The Fund may invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its investments may trade on public or private secondary marketplaces, a market value for its Credit Investments will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Adviser will value such securities at fair value as determined by the Adviser in good faith in accordance with the Adviser’s valuation procedures (“Valuation Procedures”). While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. The Adviser may utilize the services of an independent pricing service, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations. The Adviser may also seek to fair value securities with valuations from at least one independent broker or dealer. Because fair valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Risks of Securities Activities

All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to manage these risks, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing of the Fund and the underlying Credit Investments:

Risks of Investing in CLOs

Indirect Investments in Senior Secured Loans. The Fund may obtain exposure to underlying senior secured loans through its investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

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In addition, the portfolios of certain CLOs in which the Fund invests may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which the Fund may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, the Fund’s CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Risk of Investing in CLO Securities and Other Credit Investments. The Fund’s investments may consist primarily of CLO securities, and the Fund may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. The Fund and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of the Fund’s investment strategy, and scheduled payments to junior tranches have a priority in right of payment to equity tranches.

CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including collateralized bond obligations (“CBOs”) and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities and trust preferred securities. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund’s investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and

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(4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Risk of Investing in Primary CLO Market. Between the pricing date and the effective date of a CLO, the CLO manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the CLO manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Lack of Diversification Among CLO Securities. The Fund’s portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code, the Fund does not have fixed guidelines or limitations on the ability to invest in any one CLO, and the Fund’s investments may be made in relatively few CLO securities. If the Fund invests in a relatively small number of CLOs, it is more susceptible to risk of loss if one or more of the CLOs in which it is invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. The Fund may also invest in multiple CLOs managed by the same CLO manager, thereby increasing the Fund’s risk of loss in the event the CLO manager were to fail, experience the loss of key portfolio management employees or sell its business.

Risk of Failure to Maintain a Broad Range of Underlying Obligors Across the CLOs. The Fund may be subject to focused investment risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent the Fund invests in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on the CLO investments occurring together.

Risk of Underlying CLO’s Failure to Satisfy Certain Tests. The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt would be entitled to additional payments that would, in turn, reduce the payments the Fund, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s investment performance.

Negative Loan Ratings Migration Risk. Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance

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with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on the Fund’s NAV and cash flows.

Risk of Additional Expenses Through the Fund’s Investments in CLOs and Other Investment Vehicles. The Fund invests in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, and, to the extent the Fund so invests, will bear its ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees.

Risk of Reduced Transparency in CLO Investments. The Fund invests primarily in equity and debt tranches of CLOs and other related investments. Generally, there may be less information available to the Fund regarding the collateral held by such CLOs than if the Fund had invested directly in the debt of the underlying obligors. As a result, the Fund does not know the details of the collateral of the CLOs in which it invests or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to the Fund as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. The Fund’s CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO Investments Involve Complex Documentation and Accounting Considerations. CLOs and other structured finance securities in which the Fund invests are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that the Fund makes are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within the Fund’s fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

CLO Manager Risk. The Fund relies on CLO managers to administer and review the portfolios of collateral they manage. The actions of the CLO managers may significantly affect the return on the Fund’s investments; however, the Fund, as an investor of the CLO, typically does not have any direct contractual relationship with the managers of the CLOs in which it invests. The ability of each CLO manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on the Fund’s investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund will also rely on CLO managers to act in the best interests of a CLO it manages; however, such CLO managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests; therefore, there can be no assurance that the CLO managers will always act in the best interest of the class or classes of notes in which the Fund invested. If any CLO manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of the Fund’s investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO manager, the Fund may not be incentivized to pursue actions against the CLO manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to the Fund as an investor in the CLO. In addition, to the extent the Fund invests in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by the Fund to the extent the CLO is required to indemnify its CLO manager for such liabilities.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As an investor in these CLOs, the Fund is not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

CLO Manager Key Personnel Risk. Given that the Fund invests in CLO securities issued by CLOs which may be managed by unaffiliated CLO managers, the Fund is dependent on the skill and expertise of such managers. The Adviser’s ability to analyze and diligence potential CLO managers differentiates its approach to investing in CLO

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securities. However, the Fund cannot assure you that, for any CLO it invests in, the CLO manager in place when it invests in such CLO securities will continue to manage such CLO through the life of its investment. CLO managers are subject to removal or replacement by other holders of CLO securities without its consent, and may also voluntarily resign as CLO manager or assign their role as CLO manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which the Fund invests.

Risk of Special Anti-Deferral Provisions in CLO Securities. Some of the CLOs in which the Fund invests may constitute “passive foreign investment companies,” or “PFICs.” If the Fund acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund or to its Shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each tax year regardless of whether it receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its status as a RIC. Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs in order to ensure its continued qualification as a RIC and/or maximize the Fund’s after-tax return from these investments.

If the Fund is required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Risk of Underlying CLO’s Tax Status. Each CLO in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the Internal Revenue Service, or the “IRS,” otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Fund.

Risk of Underlying CLO’s Failure to Comply with Certain U.S. Tax Disclosure Requirements. The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, the Fund’s investment performance.

Risk of Increased Competition in the Market or a Decrease in New CLO Issuances. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such

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investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, the Fund can offer no assurances that it will deploy all of its capital in a timely manner or at all. Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to it.

Other Risks of Investing in Credit Investments

Warehouse Investment Risk. In connection with its investments in CLOs and Credit Investments, the Fund may also invest in interests in warehousing facilities. Warehouses, or warehousing facilities, are financing structures created prior to and in anticipation of CLO closings and issuing securities and are intended to aggregate direct loans, corporate loans, and/or other debt obligations that may be used to form the basis of CLO vehicles. To finance the acquisition of a warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the CLO manager of the CLO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO. The period from the date that a warehouse is opened and asset accumulation begins to the date that the CLO closes is commonly referred to as the “warehousing period.” In practice, investments in warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to Warehouse Investments will be consummated. In the event a planned CLO is not consummated, investors in a warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

The Warehouse Investments represent leveraged investments in the underlying assets of a warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid

Illiquid Investments. The Fund and CLOs may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The market prices, if any, for such securities tend to be volatile and the Fund and CLO managers may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund’s and CLOs’ investments in illiquid securities may reduce the returns of the Fund and the Credit Investments, respectively, because they may be unable to sell the illiquid securities at an advantageous time or price. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar

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securities that are not subject to restrictions on resale. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.

In addition, the securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Loan Participations and Assignments. The Fund and CLOs may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member (“intermediary bank”). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund or the Credit Investment derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund or the Credit Investment may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund or the Credit Investment had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund and the Credit Investment may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund and the Credit Investment may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund or the Credit Investment purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund and the Credit Investment may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid investments, which are subject to the risk described above.

Fixed-Income Securities. The Fund and CLOs may invest in fixed-income securities, which are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; and municipal securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Credit Risk; Lower-Rated Securities Risk. The Fund and CLOs may invest in both investment grade and non-investment grade debt securities and investment grade and below investment grade equity and debt securities of CLOs. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate

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sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Fund to sell these securities, or the Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Fund experiences significant repurchases, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities.

Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's NAV.

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market. The Fund may purchase debt securities (such as zero coupon securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned

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by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s possible use of leverage, including through the use of instruments such as reverse repurchase agreements, will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund and CLOs may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s Shares.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund or a Credit Investment is called for redemption or conversion, the Fund or Credit Investment could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Fund and Credit Investments may purchase convertible securities of all ratings, as well as unrated securities.

Preferred Securities. The Fund and CLOs may invest in trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities,

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corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Synthetic Investments Risk. The Fund and CLOs may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, the Fund or CLO managers will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. The Fund or CLO manager generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, The Fund or CLO manager may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, The Fund and Credit Investments will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate. With respect to CLOs, as part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO manager is able to achieve. The investment tests may incentivize a CLO manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce the Fund’s return on investment and may have a negative effect on the fair value of its assets and the market value of its securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed income securities it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration

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measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Mezzanine Investments Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Non-U.S. Investments. It is expected that the Fund and CLOs may invest in securities of non-U.S. companies and foreign countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of

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imposition of withholding or other taxes on dividends, interest, capital gain or other income (see “Tax Matters”); the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s and the Credit Investments’ investment opportunities. In addition, financial statements of foreign issuers are generally governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Moreover, an issuer of securities may be domiciled or may operate in a country other than the country in whose currency the instrument is denominated, thereby increasing the possibility of an adverse impact from currency changes. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. The Adviser and the CLO managers may, but are not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund or Credit Investments. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s or Credit Investment’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

On February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments.

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The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, business development companies (“BDCs”), unit investment trusts, open-end investment companies (i.e., mutual funds), exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When the Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies and BDCs, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act and the conditions set forth therein, the Fund may invest in one or more affiliated or unaffiliated investment companies that operate in compliance with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12(d)(1)(A). The Fund may invest in investment companies managed by the Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

In addition, Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

The Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion

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with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Fund Shareholders will indirectly bear the Fund’s proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Fund invests, in addition to the fees and expenses that Fund Shareholders directly bear in connection with the Fund’s own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

LIBOR Risk. Certain CLO equity and debt securities in which the Fund invests earn interest at, and CLOs in which the Fund typically invests obtain financing at, a floating rate based on the London Inter-Bank Offered Rate (“LIBOR”). After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In a speech on July 27, 2017, the then-Chief Executive of the Financial Conduct Authority of the UK (the “FCA”) announced the FCA’s intention to cease sustaining LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. In addition, based on supervisory guidance from regulators, many banks have ceased issuance of new LIBOR-based instruments as of January 1, 2022.

Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (“SONIA,” which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On April 3, 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight Financing Rate (“SOFR”). The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended “Term SOFR,” a similar forward-looking term rate which will be based on SOFR, for business loans. CME Group currently publishes the Term SOFR Rate in one-month, three-month and six-month tenors. As of the date of this Prospectus, it is unclear how the market will respond to ARRC’s formal recommendation. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of leverage loans or CLO securities and the ability for CLOs to effectively mitigate interest rate risks.

Potential Effects of Alternative Reference Rates. For CLOs which issue debt based on Term SOFR, investors should be aware that such CLO debt may fluctuate from one interest accrual period to another in response to changes in Term SOFR. Term SOFR has a limited history of use as a benchmark rate and, as a risk-free rate, differs in material

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respects from LIBOR. Neither the historical performance of LIBOR nor Term SOFR should be taken as an indication of future performance of Term SOFR during the term of any CLO. Changes in the levels of Term SOFR will affect the amount of interest payable on the CLO debt securities, the distributions on the CLO equity and the trading price of the CLO securities, but it is impossible to predict whether such levels will rise or fall.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Fund invests.

Once LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. Currently, the CLOs the Fund is invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Some of the CLOs the Fund is invested in have included, or have been amended to include, language permitting the CLO manager to implement a market replacement rate (like those proposed by the ARRC) upon the occurrence of certain material disruption events. However, the Fund cannot ensure that all CLOs in which it is invested will have such provisions, nor can the Fund ensure the CLO managers will undertake the suggested amendments when able.

If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the CLO manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the CLO manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Fund invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

Money Market Instruments. The Fund may invest (and during periods of adverse market or economic conditions for defensive purposes, it may invest some or all of its assets) in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

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Distressed Credits. The Fund and CLOs may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the power of the Bankruptcy Court to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Credit Investment of the security in respect to which such distribution was made.

Lack of Operating History of Certain Credit Investments

Certain Credit Investments in which the Fund invests may be newly formed entities that have no operating histories. Therefore, the Adviser will not be able to evaluate the past performance of such investment.

Limitations of Prior Performance

Whenever possible, the Adviser will evaluate the past investment performance of CLO managers and their personnel. However, this past investment performance may not be indicative of the future results of an investment in the Credit Investment managed by such manager. Furthermore, CLO managers’ trading methods are dynamic and change over time, and thus a manager will not always use the same trading method in the future that was used to compile past performance histories.

Reliance on the Adviser

The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of Credit Investments and CLO managers, and, in turn, its assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund’s net asset value may decrease.

Investment Focus

The Fund invests substantially all of its assets in Credit Investments. However, various factors, including prevailing market conditions, available investment opportunities, the amount of investable assets, and the timing of investments, may limit the Adviser’s ability to invest the Fund’s assets in various Credit Investments.

Also, the Adviser cannot guarantee that the Credit Investments will not be concentrated. Credit Investments may target or concentrate their investments in particular markets or sectors. As a result of any such concentration of investments, the portfolios of such Credit Investments are subject to greater volatility than if they had non-concentrated portfolios. Those Credit Investments that target a specific sector will also be subject to the risks of that sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, dependence on the credit markets and access to sufficient capital, minimal barriers to entry, and sensitivity to overall market swings.

The Fund may also be subject to the risk of concentration from individual investment decisions made by the Adviser and the various CLO managers to invest in the same security, industry or sector, thereby increasing the Fund’s exposure to such security, industry or sector.

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For these and other reasons, the Fund could potentially be focused in a relatively few number of Credit Investments. One risk of having a limited number of investments is that the aggregate returns realized by Shareholders may be substantially adversely affected by the unfavorable performance of a small number of such investments. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that does not focus its investments to the same extent.

Lack of Control Over Credit Investments

The Fund may have no right or power to take part in the management or control of Credit Investments and only limited rights, if any, to vote on matters in respect of Credit Investments. To the extent the Fund’s holdings in a Credit Investment afford it no ability to vote on matters relating to the Credit Investment, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Credit Investment. Credit Investments may be permitted to distribute securities in kind to investors, including the Fund, and any such securities may be illiquid or difficult to value. In such circumstances, the Adviser may seek to dispose of these securities in a manner that is in the best interests of the Fund.

Financing Arrangements

As a general matter, the banks and dealers that provide financing to some Credit Investments have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Credit Investment will be able to secure or maintain adequate financing, without which an investment in such Credit Investment may not be a viable investment.

Special Risks of Multi-Tiered Investments

Credit Investments in which the Fund invests generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Credit Investments. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Credit Investments are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship, including as a result of misconduct by a CLO manager. When the Adviser invests the Fund’s assets with a Credit Investment, the Fund does not have custody of the assets or control over their investment. Therefore, there is a risk that the CLO manager could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The CLO managers with whom the Adviser invests the Fund’s assets may be private and have not registered their investment funds or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the CLO managers.

Although the Adviser expects to receive information from each CLO manager regarding its investment performance and investment strategy on a regular basis, the Adviser may have limited access to the specific underlying holdings of the Credit Investment and little ability to independently verify the information that is provided by the CLO manager. A CLO manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. At any given time, the Adviser may not know the composition of a Credit Investment’s portfolio with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets, industries, sectors or collateral types. In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

By investing in Credit Investments indirectly through the Fund, Shareholders bear fees at both the Fund level and the Credit Investment level. Performance-based fees at the Credit Investment level may create an incentive for a CLO manager to make investments that are riskier or more speculative than if the CLO manager had no such interest, because the CLO manager will not bear an analogous portion of depreciation in the value of the relevant Credit Investment’s assets if the value of the Credit Investment declines.

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Shareholders also bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of Credit Investments. A Shareholder who meets the conditions imposed by the Credit Investments, including investment minimums that may be considerably higher than the minimum imposed by the Fund, could invest directly with Credit Investments and avoid paying Fund expenses.

Investment decisions of CLO managers are made independently of each other. As a result, at any particular time, one CLO manager may be purchasing securities of an issuer whose securities are being sold by another CLO manager for another CLO. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may be able to make investments in or effect withdrawals from Credit Investments only at certain times, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market or other more liquid securities than it otherwise might wish to invest, the Fund may not be able to withdraw its investment in a Credit Investment promptly after it has made a decision to do so, and the Fund may have to borrow money to enable the Fund to tender for Shares. This may adversely affect the Fund’s investment return.

Credit Investments may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Credit Investment, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Fund may seek to dispose of these securities in an appropriate manner.

The Fund may agree to indemnify certain of the Credit Investments and CLO managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

The Credit Investments may, at any time and without notice to the Fund, change their investment objectives, policies or strategies. This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk. Further, the Fund may not be able to withdraw its investment in such Credit Investment prior to such change(s) taking effect.

Valuations by CLO Managers

With respect to certain Credit Investments in private investment partnerships for which there is no trading market, the value of the Fund’s investment must be valued at fair value as determined in good faith by the Adviser. In performing such fair valuation, the Adviser will use a methodology established by its Valuation Procedures. In making a fair value determination, the Adviser may consider valuation information about a Credit Investment provided by a CLO manager. However, CLO managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Credit Investment. As a result, pricing information provided to the Adviser by a CLO manager may not reflect market prices or quotations for the underlying assets held by such Credit Investment. In addition, certain securities in which such Credit Investments invest may not have readily ascertainable market prices. These securities may nevertheless generally be valued by CLO managers, even though they will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the managers. In all instances where fair valuation of the Fund’s securities is required, the Adviser will make fair value determinations in good faith, subject to Board oversight.

Neither the Adviser nor the Board will be able to confirm independently the accuracy of the valuations provided by certain of the CLO managers. Furthermore, these valuations will typically be estimates only, subject to revision based on the Credit Investment’s annual audit. Such revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount received from the Fund by Shareholders who tendered their Shares for repurchase and received all of their redemption proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the CLO managers or revisions to net asset value of a Credit Investment adversely affect the net asset value of the Fund, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who tendered their Shares for repurchase at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Investors who previously tendered their Shares for repurchase at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New investors may be affected in a similar way. Revisions to the gain and loss calculations of the Fund will be an

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ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of the Fund are completed.

Short-Term and Defensive Investments

The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

Market Crisis and Governmental Intervention

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund, the Adviser, Credit Investments and CLO managers. For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund and Credit Investments to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for alternative funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or alternative funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and Credit Investments to pursue their investment objectives or strategies. Due to events in the markets over the past several years, and recent legislation, additional regulatory change may occur in the future.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund, the Adviser, Credit Investments and CLO managers. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund and Credit Investments and/or limit potential investment strategies that would have otherwise been used by the Fund and Credit Investments in order to seek to obtain higher returns. There is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Fund and Credit Investments.

Legal and Regulatory Changes

Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this Prospectus. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s investments and the value of the Fund’s NAV.

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In addition, the staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact the Fund’s ability to implement its investment strategy, or could cause the Fund to take certain actions that may result in an adverse impact on Shareholders or the Fund’s financial condition. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

Market Disruptions

The Fund and Credit Investments may incur major losses in the event of disrupted markets and other extraordinary events which may affect markets in a way that is not consistent with historical pricing relationships. The risk of loss from a disconnect with historical prices is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund and Credit Investments from their banks, dealers and other counterparties will typically be reduced in disrupted markets. Such a reduction may result in substantial losses to the Fund and Credit Investments. In 1994, in 1998 and again in the so-called “credit crunch” of 2007-2008 a sudden restriction of credit by the dealer community resulted in forced liquidations and major losses for a number of investment vehicles. The “credit crunch” of 2007-2008 has particularly affected investment vehicles focused on credit-related investments. However, because market disruptions and losses in one sector can cause ripple effects in other sectors, during the “credit crunch” of 2007-2008 many investment vehicles suffered heavy losses even though they were not necessarily heavily invested in credit-related investments. In addition, market disruptions caused by unexpected political, military and terrorist events or from may from time to time cause dramatic losses for the Fund and Credit Investments and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Economic Risks of Global Health Events

An outbreak of respiratory disease caused by a novel coronavirus has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In March 2020, the U.S. Government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) into law, providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund’s investments. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. The Federal Reserve also enacted various programs since the start of the pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with

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other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. Social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Fund’s investments be predicted.

Risks of Cyber-Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, Credit Investments and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund, Credit Investments and their service providers use to service their operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund, Credit Investments and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, Credit Investments and their service providers, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Fund, Credit Investments and their service providers, or the issuers of the securities in which the Fund or a Credit Investment invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

Allocation of Investment Opportunities; 1940 Act Restrictions on Investing

The Fund competes for investments with other investment funds and institutional investors. Certain investors have increasingly begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund. These factors may make it more difficult for the Fund to achieve its investment objective.

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other investment funds managed by the Adviser or its affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. There can be no assurance that the 1940 Act prohibition on certain “joint”

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transactions or the conditions imposed under the SEC staff rules or guidance with respect to such transactions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. For example, in some instances, the Fund will not be permitted to co-invest in privately negotiated transactions in which a term other than price is negotiated.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of current or future joint transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate.

Conflicts of Interest

Other Activities of the Adviser

There may be numerous potential conflicts of interest between the Adviser or its affiliates (referred to collectively in this section as the “Management Parties”) on the one hand, and the Fund on the other hand, and between the Fund and other investment pools and clients managed by the Management Parties, including but not limited to their own accounts and the accounts of family members (“Other Accounts”). Certain investment opportunities may be appropriate for the Fund and the Management Parties and for such Other Accounts. The Management Parties are not obligated to share any investment opportunity with the Fund, although it and those Other Accounts may invest in the opportunity subject to applicable law. There may be circumstances under which the Management Parties will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment. Under some circumstances, if the Management Parties or Other Accounts have significant investments in an investment opportunity, regulation may restrict the Fund’s ability to participate in the investment opportunity. There also may be circumstances under which the Management Parties purchase or sell an investment for their Other Accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for one or more Other Accounts. The Management Parties may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such Other Accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Management Parties may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are more favorable to the Management Parties than the fees charged to the Investors, thereby creating a financial incentive to favor such Other Accounts.

Subject to applicable regulatory limitations, the Fund may sell any of its investments to the Management Parties or a client of the Management Parties, and the Fund may purchase an investment made by the Management Parties or any such client. In addition, to the extent permitted by applicable law, the Management Parties, in their sole discretion, may from time to time take an active management role in one or more companies in which the Fund invests, directly or indirectly through the Credit Investments, which may give rise to additional conflicts of interest. The Fund may invest in companies or other entities in which the Management Parties (including other clients of the Management Parties) have an investment, and the Management Parties and other clients of the Management Parties may invest in companies or other entities in which the Fund has made an investment, to the extent permitted by applicable law.

In certain instances the conflicts described in this section (or the resolution thereof) may have an adverse impact on the Fund and its ability to achieve its investment objective. Investors will have no right to be informed of such conflicts as they arise or to participate in the resolution of such conflicts.

Other Activities of CLO Managers

Conflicts of interest may arise from the fact that CLO managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. CLO managers may have financial incentives to favor certain of such accounts over the Credit Investment. Any of their proprietary accounts and other customer accounts may compete with the Credit Investment for specific trades, or may hold positions opposite to positions maintained on behalf of the Credit Investment. The CLO manager

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may give advice and recommend securities to, or buy or sell securities for, a Credit Investment in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund. CLO managers and their principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and as a result may have actual or potential conflicts of interest with respect to investments made on behalf of the relevant Credit Investment. Positions may be taken by principals, officers, employees, and affiliates of a CLO manager that are the same, different, or made at a different time than positions taken for the relevant Credit Investment. CLO managers may invest, directly or indirectly, in the securities of companies affiliated with the Management Parties or in which the Management Parties have an equity or participation interest. The purchase, holding, and sale of such investments by a CLO manager may enhance the profitability of the Management Parties’ own investments in such companies.

Conflict in Valuation of Investments

While pricing information generally is available for certain securities in which the Fund or a Credit Investment may invest, pricing information for other securities in which the Fund or the Credit Investments may invest may not be available, and reliable pricing information may at times not be available from any source. For purposes of calculating the Fund’s net asset value, valuation decisions will be made by the Adviser in accordance with the Valuation Procedures based upon such information as is available to it, including information provided by CLO managers and other sources.

Conflicting Interests of Shareholders

The Fund is likely to have a diverse range of Shareholders that may have conflicting interests that stem from differences in investment preferences, tax status and regulatory status. The Adviser will consider the objectives of the Fund when making decisions with respect to the selection, structuring and sale of securities, including Credit Investments. It is inevitable, however, that such decisions may be more beneficial for one investor than for another investor.

Limits of Risk Disclosures

The above discussion is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Fund’s Statement of Additional Information and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

MANAGEMENT OF THE FUND

The Board of Trustees

Pursuant to the Fund’s Declaration of Trust and bylaws, as amended, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust and are subject to election by shareholders if required by the 1940 Act. The Trustees serving on the Board were elected by the organizational Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the oversight of, and any Fund policies established by, the Board. Pursuant to the Advisory Agreement, the

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Adviser manages the Fund’s investment portfolio, direct purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Advisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

Adviser

SEI Investments Management Corporation, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. The Adviser is a leading global investment provider with approximately $180.15 billion in assets under management as of March 31, 2023. The Adviser’s investment solutions include both registered and private funds offered to high net worth individuals and families, defined benefit plans, foundations, and other institutional investors. The Adviser’s assets under management include a diversified alternative investment portfolio spanning private equity, private credit, real asset, and other non-directional strategies. As of March 31, 2023, the Adviser manages $1.9 billion in CLO assets across a U.S. registered private fund offered to qualified investors, registered mutual funds, and an offshore fund distributed to non-U.S. investors.

The Fund has entered into the Advisory Agreement with the Adviser. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. See “Management Fee” below for information about the Adviser’s management fee.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s first semi-annual or annual shareholder report for the Fund after commencement of operations for the period ending February 28, 2024 or the fiscal year ending August 31, 2024, respectively.

Portfolio Manager

David S. Aniloff serves as Senior Portfolio Manager of the Fund. Mr. Aniloff joined SEI in 2000 and currently serves as one of two senior portfolio managers on the Global High Yield Team. Mr. Aniloff was also a key developer of SEI’s structured credit solutions and currently serves as portfolio manager with responsibility for strategy development, manager analysis, security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with the Adviser for more than five (5) years.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. To the knowledge of the Fund and except as noted below, as of September 29, 2023, no persons were deemed to control the Fund.

SEI Investments Company, an affiliate of the Adviser, has provided an initial investment in the Fund. For so long as SEI Investments Company has a greater than 25% interest in the Fund, SEI Investments Company may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

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Administrator, Transfer Agent, Custodian, and Distributor

SEI Investments Global Fund Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator. The Administrator is a wholly owned subsidiary of SEI Investments. The Administrator provides certain administrative and accounting services to the Fund. Pursuant to the terms of an Administration Agreement between the Fund and the Administrator, the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund’s operations, including computing and publishing the net asset value of the Fund (including in connection with subscriptions and repurchases) and performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator.

UMB Fund Services, Inc., (the “Transfer Agent”) located at 235 West Galena Street, Milwaukee, WI 53212, provides transfer agent and dividend-paying services to the Fund, among other services, pursuant to a transfer agency agreement.

Brown Brothers Harriman & Co. (“Custodian”), located at 40 Water Street, Boston, Massachusetts, serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement between the Fund and the Custodian. The Custodian is compensated by the Fund for its services rendered under the Custodian Agreement, including: (a) opening and maintaining separate accounts in the Fund’s name; (b) making cash payments from the accounts for purposes set forth in the Custodian Agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund as set forth in the Custodian Agreement; (e) collecting and receiving for the account of the Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund periodic and special reports, statements, and other information.

The Fund will pay the Custodian a quarterly fee, plus transaction fees and reimbursement for its out of pocket expenses. The Custodian Agreement provides that the Custodian shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of negligence, bad faith, willful misconduct or other breach of the Custodian Agreement by Custodian.

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s distributor pursuant to a Distribution Agreement with the Fund (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of SEI Investments. It is not anticipated that the Distributor will be compensated by the Fund for its services rendered under the Distribution Agreement, but may retain compensation under the Fund’s Service Plan (described below). The Distributor will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including payment to the Fund’s service providers.

Expenses borne directly by the Fund include, but are not limited to: (a) corporate and organization costs relating to offerings of Shares; (b) all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties; (c) the cost of effecting sales and repurchases of Shares and other securities; (d) the Management Fee; (e) all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws; fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) and the costs and expenses of holding any meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund’s governing documents, the 1940 Act or other applicable law; (f) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees; (g) the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, its officers or the Trustees;

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(h) recordkeeping, custody, administration and transfer agency fees and expenses; (i) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; (j) all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency; (k) all charges for equipment or services used for communications between the Fund and any transfer agent, custodian, administrator or other agent engaged by the Fund; (l) any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and repurchase offers and liquidations; (m) all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; (n) investment related expenses (e.g., expenses that are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, research-related expenses; (o) Service Fees; (p) any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents; and (q) such other types of expenses as may be approved from time to time by the Board.

Service Plan

The Fund has adopted a Service Plan with respect to Class F Shares that allows such shares to pay a Service Fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that the Service Fee on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares. Because these fees are paid out of the Fund's assets on an ongoing basis over time they will increase the cost of an investment in Class F Shares of the Fund.

MANAGEMENT FEE

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

The Fund's administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

PURCHASE OF SHARES

Purchasing Class F Shares

The Fund offers two separate classes designated as Class Y Shares and Class F Shares on a continuous basis at the NAV per Share. This Prospectus relates to Class F Shares only. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

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When selecting a Share Class, you should consider the following: which Share Classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share Class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

The minimum initial investment for Class F Shares in the Fund from each investor is at least $100,000, and the minimum additional investment in the Fund is $1,000, except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund or distributor may lower or waive the minimum initial investment for Class F Shares, including, without limitation, for certain categories of investors, at their discretion. For instance, the initial investment minimum may be reduced or waived for (i) bank trust departments or other financial firms or intermediaries that submit orders on behalf of their customers; (ii) clients of independent investment advisers on behalf of their clients through accounts held at SEI Private Trust Company; and (iii) clients that have entered into a direct bilateral investment advisory agreement with the Adviser with respect to their assets invested in the Fund. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $10,000, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of Class F Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class F Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-833-666-2734. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class F Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii)

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under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

•	Name;

•	Date of Birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing);

•	Social Security number, taxpayer identification number, or other identifying information; and

•	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents

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will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share

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of the Fund is determined daily as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund’s administrator at current market value in accordance with the Fund’s Pricing and Valuation Procedures. The Fund’s Board has designated the Adviser as the Valuation Designee for the Fund pursuant to Rule 2a-5 under the 1940 Act (the "Rule"). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. The Adviser, in furtherance of the Board's designation, has appointed a committee of Adviser persons to function as the Valuation Designee (the "Committee") and has established Valuation Procedures to implement the Rule.

The Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. Notwithstanding the foregoing, with respect to CLO equity securities, the Committee will typically first seek to fair value CLO equity securities with valuations from at least one independent broker or dealer. If such valuations are not available or are unreliable, the Committee will then convene and, subject to the Valuation Procedures, seek to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of exchange traded funds, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

If a security's price cannot be obtained, as noted above, or in the case of equity tranches of CLOs, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Valuation Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs, such as those held by the Fund, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

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On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Valuation Procedures until an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less will be valued at their amortized cost.

Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

The Committee and Fund's administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service's prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Fund’s portfolio securities, will continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Fund’s administrator if the Committee reasonably believes that a Pricing Service is no longer a reliable source of readily available market quotations. The Fund’s administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Valuation Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using Valuation Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Valuation Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in the Fund or (vi) any other appropriate information. In fair valuing CLO equity securities, this may also include observations from financial institutions, and fundamental analytical data relating to the investment in the security such as cash flow analysis and portfolio performance assumptions.

Certain Credit Investments may be structured as private investment partnerships. Traditionally, a trading market for holdings of this type does not exist. As a general matter, the fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Unless determined otherwise in accordance with the Valuation Procedures, the fair value of the Fund’s interest in a private investment fund shall be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator or other designated agent. Such a valuation may be a preliminary valuation and, therefore, may be later revised or adjusted by the private investment fund. Such adjustment or revision will have no effect on the Fund’s net asset value as of any prior valuation time. As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds. As a result, information available to the Adviser and Fund concerning the value of such investments may not reflect market prices or quotations for the underlying assets. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Adviser would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available to the Committee at the time the Committee values the investment.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

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Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or CLO managers should prove incorrect.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector.

The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee's ongoing responsibility to determine whether the Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from the Fund's service providers, including the Fund's administrator, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the Committee shall notify the Fund's administrator.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (“Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may tender their shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the Repurchase Pricing Date. The

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Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-800-DIAL-SEI.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a Shareholder’s financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”) will submit his or her repurchase request, the Shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a Shareholder’s Authorized Intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s Authorized Intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum account balance, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 800-DIAL-SEI to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date and information regarding how Shareholders may ascertain the NAV after of the Fund.

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Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class, no par value per share. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended, and therefore generally will not be personally liable for the Fund’s debts or obligations.

The following table sets forth information about the Fund’s outstanding Shares as of September 29, 2023:

Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class F Common shares of beneficial interest, no par value per share	Unlimited	None	10,000

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

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Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX MATTERS

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative

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changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). The Fund intends to elect and intends to qualify to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes.

If the Fund fails to satisfy the Qualifying Income Test or the Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term

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capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you receive the dividends in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the Shareholder has not held the Shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder, (iii) the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the Shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your Shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategy is expected to limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate Shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategy is expected to significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may,

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in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient Shareholder to treat the designated portion of such dividends as interest income for purposes of determining such Shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a Shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your Shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the Share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends received deduction for corporate Shareholders.

If the Fund's distributions exceed its current and accumulated earnings and profits for the taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to Shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as "buying a dividend" and should be avoided by taxable investors.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund Shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by Shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales and Repurchases.  Sales and repurchases of Fund Shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or repurchase of shares of the Fund by a Shareholder who holds Fund Shares as a capital asset will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or repurchased and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt interest dividend. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund Shareholders the cost basis information for Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these Shares have a short-term or long-term holding period. For each sale of Fund Shares, the Fund will permit its Shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by Shareholders (or the cost basis method applied by default)

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for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's Shares. If your Shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as RICs, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could affect the amount, timing or character of the income distributed to shareholders.

Certain derivative investment by the Fund, such as ETPs and OTC derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the "Asset Test" with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times

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when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that, in general, derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain master limited partnerships (“MLPs”) which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

"Qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of "qualified publicly traded partnership income" to Shareholders.

The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are

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attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its Shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. To the extent the Fund is a U.S. Shareholder in a CFC it will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in a CFC and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the CFC, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans.

The Fund’s recognition of any “Subpart F” income or GILTI from an investment in a CFC will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund, including in redemption of the CFC’s shares, will be tax free, to the extent of the CFC’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in the CFC will be treated as realized gain. Any losses with respect to the Fund’s shares of the CFC will not be currently recognized. The Fund’s investment in a CFC will potentially have the effect of accelerating the Fund’s recognition of income and

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causing its income to be treated as ordinary income, regardless of the character of the CFC’s income. If a net loss is realized by a CFC, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a CFC cannot be carried forward by such CFC to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a CFC for which it is a U.S. Shareholder.

Certain Foreign Currency Tax Issues. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its Shareholders. Each such Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the Shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A Shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, Shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If the Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

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Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt Shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under the Code, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt Shareholders. However, notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective Shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from its retirement account. Because each Shareholder's tax situation is different, Shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any Shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such Shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the Shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The Fund may also, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign Shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect

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U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a Shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

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Subject to the provisions of Section 16 of the 1940 Act, the Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders. A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder's individual rights independent of any harm to the Fund, including a Shareholder's voting rights under Article V of the Declaration or Article II of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares. The Distribution Agreement provides that the Fund will indemnify the Distributor and its trustees or directors, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Distributor, its trustees or directors, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties. The Distribution Agreement further provides that

66

the Distributor will indemnify the Fund and its Trustees, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Fund, its Trustees, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

DISTRIBUTIONS

The Fund intends to qualify each year as a RIC under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. Each shareholder of the Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, are typically distributed to shareholders monthly, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to (a) reinvest both dividends and capital gain distributions; (b) receive dividends in cash and reinvest capital gain distributions; or (c) receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment, but the Service Fee will be charged where applicable. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Adviser.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on August 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

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SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated October 6, 2023

PROSPECTUS

[DATE], 2023

SEI ALTERNATIVE INCOME FUND

SHARES OF BENEFICIAL INTEREST

Class Y

The SEI Alternative Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. Interval funds are investment vehicles that can provide individual investors with access to strategies that are typically limited to large institutional investors that have significant assets. These strategies may allocate a greater portion of their assets to asset classes that are less liquid than those typically found in mutual funds but may offer the potential to generate high long-term returns. Interval funds are not required to provide investors with daily liquidity; rather, they offer to repurchase a certain percentage of their outstanding shares at set periods or “intervals,” throughout the calendar year (often quarterly). The periodic repurchase schedule of an interval fund allows the investment manager of the interval fund to take a longer-term view with respect to allocating fund assets.

The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of March, June, September and December and expects to make its initial repurchase offer after two full quarters upon commencement of operation. See “Types of Investments and Related Risks — Repurchase Program Risks.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund has no operating history. There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid. Thus, an investment in the Fund may not be suitable for all investors.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter).

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all.

•	The Fund’s Shares may not be sold, transferred or assigned without the written consent of the Fund.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital. A return of capital will reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	The Fund invests primarily in a portfolio comprised of collateralized loan obligations (“CLOs”) that may be considered highly speculative. As a result, investment in Shares of the Fund involves substantial risks including risks associated with CLOs.

The date of this prospectus is [Date], 2023.

	Per Class Y Share	Total
Public Offering Price(1)	At Current NAV	Unlimited
Sales Load as a percentage of purchase amount	N/A	N/A
Proceeds to Fund Before Expenses(2)	Amount Invested at Current NAV	Unlimited

(1)	The minimum initial investment for Class Y Shares in the Fund from each investor is $100,000.

(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the respective Share’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Adviser. The investment adviser to the Fund is SEI Investments Management Corporation (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”), and is responsible for the day-to-day investment management of the Fund.

Securities Offered. This prospectus (the “Prospectus”) applies to the public offering of the Fund’s Class Y Shares, which is one of the two separate classes of Shares of the Fund. Information about the Fund’s Class F Shares, the other class of Shares of the Fund, is set forth in a separate prospectus. The Fund may offer additional classes of Shares in the future. Each Class of Shares is subject to different fees and expenses. The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. Subject to investor eligibility, the minimum initial investment by a shareholder for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. The minimum balance requirement for Class Y Shares is $10,000. The Fund reserves the right to waive the investment minimum. Shares are being offered through SEI Investments Distribution Co. (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share. See “Purchase of Shares.”

The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

Shares are subject to restrictions on transferability, and liquidity will be provided by the Fund only through repurchase offers, which are expected to be made quarterly by the Fund, as determined by the Fund’s Board of Trustees in its sole discretion based on recommendations by the Adviser. See “Share Repurchase Program.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [Date], 2023 (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling toll-free 800-DIAL-SEI. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling 800-DIAL-SEI or by visiting https://www.seic.com/mutual-fund-documentation/prospectuses-and-reports. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS	2
SUMMARY OF FEES AND EXPENSES	13
FINANCIAL HIGHLIGHTS	15
THE FUND	15
INVESTMENT ADVISER	15
USE OF PROCEEDS	15
INVESTMENT STRATEGIES	15
TYPES OF INVESTMENTS AND RELATED RISKS	19
MANAGEMENT OF THE FUND	44
FUND EXPENSES	46
MANAGEMENT FEE	47
PURCHASE OF SHARES	47
PAYMENTS BY THE ADVISER	50
DETERMINATION OF NET ASSET VALUE	51
SHARE REPURCHASE PROGRAM	53
DESCRIPTION OF CAPITAL STRUCTURE	55
TAX MATTERS	57
ERISA CONSIDERATIONS	65
ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST	66
PLAN OF DISTRIBUTION	67
DISTRIBUTIONS	67
DISSOLUTION AND LIQUIDATION	68
FISCAL YEAR; REPORTS	68

-i-

SUMMARY OF TERMS

The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund:	SEI Alternative Income Fund, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund was organized under Delaware law on March 1, 2023. The Fund is operated as an “interval fund” as discussed below.

Investment Objective/Investment Strategy:	The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. Under normal circumstances, the Fund pursues its investment objective by investing primarily in collateralized loan obligations (“CLOs”), structured notes, and warehousing facilities, which are financing structures created prior to and in anticipation of investing in CLOs and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles (collectively, “Credit Investments”). There can be no assurance that the Fund will achieve its objective.

Understanding Collateralized Loan Obligations:	A CLO is a type of structured credit. Structured credits are financial instruments characterized by a pool of loans serving as collateral and are typically held in a trust or other special purpose vehicle. The CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans or debt securities. The underlying loans are generally below investment grade, first lien, senior secured, bank loans, with smaller allocations to other types of investments such as second lien loans, unsecured loans and/or high yield bonds. The loans generate cash flow that is allocated among one or more classes of the CLO’s securities (“tranches”) that vary in risk and yield. The payment waterfall refers to the sequential order in which interest cashflows derived from the pool of secured loans are generally allocated to the underlying tranches (“payment waterfall”). These two key features of CLOs—the tranches and the payment waterfall—are discussed below. For more information, see “Investment Strategies.”

The Tranches

As illustrated in the diagram below, CLOs allocate the cash flow produced by the underlying loan pool to each of the tranches. Typically, those interests in the cash flows are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim. A description of these tranches is below:

•	Senior Tranche: This tranche has the highest credit quality and the lowest yield. It is protected by the mezzanine and equity tranches from the risk of defaults from the underlying loans.

•	Mezzanine Tranche: These are riskier than the senior tranche but offer higher potential returns than the senior tranche given the additional risk. These tranches are more exposed to defaults than the senior tranche, hence the additional risk, but they are also protected by equity tranches from the risk of defaults from the underlying loans.

•	Equity Tranche: The riskiest tranche, it bears the brunt of any defaults from the underlying loans, but also offers the highest potential yield.

In a typical CLO, the capital structure would include approximately 75% to 90% debt represented by the senior and mezzanine tranches, with the remainder comprising the equity tranche. CLO debt tranches typically are rated “AAA,” “AA,” or “A” (or their equivalent) at the most senior level, down to “BBB,” “BB” or “B” (or their equivalent), which is below investment grade, by Moody’s, S&P and/or Fitch, for the most junior levels of debt tranches. CLO equity tranches are typically not rated by nationally recognized statistical rating organizations. It is important to note that despite the protection from one or more junior debt tranches and/or the equity tranche, even senior tranches can experience losses due to actual defaults and market factors, such as anticipation of defaults and aversion to CLO securities. Debt tranches of CLOs typically have a stated coupon, while equity tranches of CLOs do not have a stated coupon.

The Payment Waterfall

The payment waterfall refers to the sequential order in which interest cashflows derived from the pool of secured loans are generally allocated to the tranches of the CLO. The typical CLO waterfall allocates payments in the following order:

(1) Administrative expenses in the CLO
(2) Senior collateral management fee
(3) Interest expense on senior debt tranches
(4) Interest expense on mezzanine debt tranches
(5) Junior collateral management fees
(6) Remainder to the equity tranche

Economically, the equity tranche of a CLO benefits from the difference between the interest received from the secured loans in the senior tranche and the interest paid to the holders of debt tranches of the CLO structure. A CLO’s equity tranche, while it is the highest yielding, is also the riskiest portion of the CLO, representing the first loss position in the CLO (i.e., losses are first borne by the equity tranche, next by the mezzanine tranche, and finally by the senior tranche) and bearing the bulk of defaults from the bonds or loans in the trust.

Investment Approach; High Degree of Risk:	Under normal circumstances, the Fund pursues its investment objective by investing primarily in Credit Investments. The Fund may also hold or invest in cash, cash equivalents, and securities of affiliated and non-affiliated money market funds and other investment companies. CLOs are frequently owned by a trust or special purpose vehicles formed to acquire and manage a pool of loans, bonds or other fixed income assets of various types. These vehicles will typically be managed by a third party CLO manager. CLOs issue several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CLOs. The Fund will primarily invest in equity and debt securities of CLOs. Under normal circumstances, the Fund’s allocation to equity securities of CLOs will not exceed 50% of its net assets, measured at the time of purchase. The CLOs in which the Fund invests may be issued by either U.S. or foreign issuers. The Fund may invest in CLO equity and debt tranches that are rated below investment grade or the equivalent if unrated. The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s SAI.

The Fund offers investors the following potential advantages: the spreading of risk across a number of Credit Investments, collateral types, and third party CLO managers; professional selection and evaluation of Credit Investments and their CLO managers; economies of scale; limited liability; and administrative convenience. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. There can be no assurance that the Fund will be able to fully implement its desired investment approach at all times.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

Risk Factors:	The purchase of Shares (as defined below) in the Fund involves a number of significant risks, which may result directly from the Fund’s structure or investments, or indirectly through its underlying Credit Investments, including: the lack of a secondary market for Shares; significant limits on liquidity of the Shares; the total reliance of Shareholders on the Adviser to manage the Fund; the risk that the Fund will fail to achieve its investment objective; the risk that the Fund will be adversely affected by general economic and market conditions or highly volatile markets;

the risk arising from multi-tiered investments; investment risks arising from investments made by (a) the Fund in Credit Investments and (b) the CLO managers, such as equity and debt securities of CLOs, fixed income securities, including below investment grade securities, illiquid securities, use of leverage and short selling; the risk of failure of one or more investment strategies employed by the CLO managers; the lack of control of Credit Investments; risks relating to the valuation of Credit Investments; and conflicts of interest involving the Fund, the Adviser, Credit Investments and CLO managers. Some of these risks are summarized below. For more information, and a discussion of additional risks, see “Types of Investments and Related Risks.”

Collateralized Loan Obligations Risk. A CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. If the CLO’s outstanding debt is not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. CLOs, and their underlying obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO security directly from the issuer (rather than from the secondary market), there often may be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.

Privately Issued Securities Risk. CLO securities are generally privately-issued securities, and are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value per share due to the absence of an active trading market. There can be no assurance that a privately-issued security previously deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

Covenant Lite Loans Risk. Certain of the underlying loans or debt securities in which a CLO may invest may be issued or offered as “covenant lite” loans or debt, which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. A CLO may be delayed in enforcing its interests in covenant lite loans, which may result in losses.

CLO Manager Risk. CLO securities are managed by investment advisers independent of the Adviser. CLO managers are responsible for selecting, managing and replacing the underlying bank loans and debt securities within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance.

Extended Settlement Risk. Newly issued CLO securities purchased in the primary market typically experience delayed or extended settlement periods, possibly longer than seven days. In the period following such a purchase and prior to settlement these CLO securities may be considered less liquid than similar CLO securities available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO security prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Below Investment Grade Securities Risk. The Fund may invest in CLO debt and equity tranches that are rated below investment grade. Additionally, CLOs may hold below-investment grade securities and certain of the underlying loans and debt securities in which a CLO may invest may be rated below investment grade. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Key Personnel Risk. The Fund is dependent upon the key personnel of the Adviser for the Fund’s future success.

Fair Valuation of the Fund’s Portfolio Investments. Generally there is no public market for the CLO investments the Fund targets. As a result, the Adviser values these securities at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause its NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of its investments.

Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities, or adversely and materially affect the value of its investments, any of which would negatively affect the Fund’s performance. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Temporary Defensive Positions. The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term affiliated or non-affiliated fixed income or money market funds.

Borrowing, Leverage:	The Fund may use leverage to the extent permitted by the 1940 Act. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3%

of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of the Fund’s total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent. See “Investment Strategies.”

Adviser:	SEI Investments Management Corporation (the “Adviser”), a Delaware corporation and registered investment adviser, serves as the investment adviser for the Fund. The Adviser is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Adviser is responsible for the day-to-day investment management of all of the Fund’s assets under the supervision of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”). For more information on the Adviser, see “Management of the Fund—The Adviser” in this Prospectus.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

Purchase of Shares:	The Fund offers two separate classes (each a “Class”) of Shares designated as Class Y (“Class Y Shares”) and Class F (“Class F Shares”) on a continuous basis at the NAV per Share. This Prospectus relates to Class Y Shares only. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

The Fund’s Shares are offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business.

See “Purchase of Shares” on page 47 for purchase instructions and additional information.

Minimum Investment:	The minimum initial investment for Class Y Shares in the Fund from each investor is at least $100,000. The minimum amount for any additional purchases of Class Y Shares is $1,000. The minimum balance requirement for Class Y Shares is $10,000. However, the Adviser reserves the right to waive or modify these requirements in its sole discretion. See “Purchase of Shares” on page 47 for more information. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y Shares, as set forth in “Purchase of Shares.”

Plan of Distribution:	SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Distributor. This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

The Adviser and/or its affiliates may pay broker/dealers or other financial intermediaries for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Distributions:	The Fund’s distribution policy is to make monthly distributions to shareholders. See “Distributions.” The Board reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan:	The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by UMB Fund Services, Inc. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested in Shares of the Fund may terminate participation in the DRIP at any time by written instructions to that effect to the Fund or the shareholder’s financial intermediary. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to shareholders are reinvested in full and fractional shares. See “Distributions — Dividend Reinvestment Plan.”

Interval Fund Structure:	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding).

Share Repurchases:	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June,

September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund will determine the NAV applicable to repurchases on the “Repurchase Pricing Date.” The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 800-DIAL-SEI.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when, or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Program Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Summary of Tax Matters:	The Fund intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses plus at least 90% of its net tax-exempt interest income for each tax year, as applicable. See “Distributions” and “Tax Matters.”

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on August 31.

Valuations:	The Board has the ultimate responsibility for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s valuation procedures (“Valuation Procedures”). The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Valuation Procedures to the Adviser and the Adviser’s valuation committee, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the Valuation Procedures, for Fund portfolio investments that do not have readily available market quotations. In carrying out these responsibilities, the Adviser is authorized to utilize independent third-party pricing services, independent third-party valuation services and broker-dealer valuations. Portfolio securities for which market quotations are readily available are valued at market value. The Fund calculates its NAV per Share once each business day in accordance with the Valuation Procedures. See “Determination of Net Asset Value” for more information.

Reports:	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Independent Registered Public Accounting Firm:	KPMG LLP

Administrator:	SEI Investments Global Fund Services

Custodian:	Brown Brothers Harriman & Co.

Distributor:	SEI Investments Distribution Co.

Transfer Agent:	UMB Fund Services, Inc.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Operating Expenses” are estimated based on projected amounts for the Fund’s first full fiscal year of operations.

If you invest through a brokerage account, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class Y Shares, which are not reflected in the table or the Example below. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

Class Y
ANNUAL FUND OPERATING EXPENSES (as a percentage of projected average net assets attributable to Shares)
Management fee	1.30%
Other Expenses(1)	0.60%
Acquired Fund Fees and Expenses (AFFE)(2)	0.02%
Total Annual Fund Expenses	1.92%
Less Expense Limitation and Reimbursement(3)	(1.15)%
Total Net Annual Expenses	0.77%

(1)           Other Expenses are based on estimated amounts for the current fiscal year and include all direct operating expenses of the Fund.

(2)           AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment vehicles, including in shares of mutual funds, exchange-traded funds and business development companies. AFFE are based on estimated amounts for the current fiscal year.

(3)           The Fund's administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.0% annual return, and the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class Y	$8	$37	$82	$205

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on March 1, 2023. The principal office of the Fund is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and its telephone number is 800-DIAL-SEI.

The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. A description of the Fund’s principal investment strategies is disclosed below. See “Investment Strategies.”

INVESTMENT ADVISER

SEI Investments Management Corporation, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board, and is responsible for the day-to-day investment management of the Fund. The Advisory Agreement was approved in accordance with, and on the basis of a review by the Board, including a majority of the Independent Trustees, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder. A discussion of the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to Shareholders.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee, which is calculated and payable monthly in arrears at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as service fees, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses and non-routine expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

INVESTMENT STRATEGIES

Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing primarily in collateralized loan obligations (“CLOs”), structured notes, and warehousing facilities, which are financing structures created prior to and in anticipation of investing in CLOs and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO vehicles (collectively, “Credit Investments”). The Fund may also hold or invest in cash, cash equivalents, and securities of affiliated and non-affiliated money market funds and other investment companies. CLOs are frequently owned by a trust or special purpose vehicles formed to acquire and manage a pool of loans, bonds or other fixed income assets of various types. These vehicles will typically be managed by a third party CLO manager. CLOs issue several classes of securities, the repayment of which is linked to the performance of the underlying assets, which serve as collateral for certain securities issued by the CLOs. The Fund will primarily invest in equity and debt securities of CLOs. Under normal circumstances, the Fund’s allocation to equity securities of CLOs will not exceed 50% of its net assets, measured at the time of purchase. The CLOs in which the Fund invests may be issued by either U.S. or foreign issuers. The Fund may invest in CLO equity and debt tranches that are rated below investment grade or the equivalent if unrated. The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s SAI.

The Adviser believes the Fund offers investors the following potential advantages:

•	Professional selection and evaluation of Credit Investments and CLO managers;

•	Economies of scale in the form of optimal price execution and investment sourcing since Credit Investments generally require a minimum investment size that is higher than most individual investors would be willing or able to commit;

•	Limited liability; and

•	Administrative convenience.

The Fund may invest in equity and debt securities of CLOs, which may be rated as investment grade or below investment grade (“high yield”). The securities issued by a CLO are tranched into rated and unrated classes. The rating of each class is determined by, among other things, the priority of the claim on the cash flows generated by the underlying collateral of the CLO. The senior notes issued by a CLO are typically rated AAA, AA, and A, and have the highest priority claim on cash flows. The mezzanine debt classes issued by a CLO are typically rated BBB, BB, and B, and have a claim on the cash flows subordinate to that of the senior notes. Since most of a CLO’s debt is highly rated, it can raise the majority of its capital at a low cost in the debt markets relative to the yield earned on the underlying collateral purchased. The most junior tranche of a CLO, called CLO equity, is generally unrated. CLO equity investors receive payment from any residual interest proceeds or principal proceeds generated by the underlying collateral after payments of expenses and debt service with respect to the more senior tranches in the CLO’s structure. CLO equity can be considered a levered investment in the underlying collateral because the amount of the investment is significantly below the principal value of the CLO equity’s pro rata portion of the underlying collateral. However, due to its subordinated nature, CLO equity is the first tranche to absorb trading losses and defaults in the underlying collateral. Therefore, while the levered nature of CLO equity increases the cash flow that may be available for distribution, it also increases the exposure to trading losses and defaults, and accordingly, causes returns to be more volatile. Payments on CLO equity may be deferred or eliminated depending on the amount of cash flow generated by the collateral.

CLOs may focus on different types of underlying collateral, depending upon, among other things, market conditions and the relative attractiveness of the opportunities they present for arbitrage (i.e., the difference between the yield on the collateral owned by a CLO and the funding cost of the debt issued by that CLO to help fund the purchase of the underlying collateral, at any point in time). Collateral held by a CLO may include loans to U.S. or foreign-domiciled companies, high yield bonds, investment grade bonds, mezzanine securities, CLO debt, hedge funds, asset-backed securities, commercial real estate, trust preferred securities, synthetic securities, distressed debt, convertible debt, or other fixed income assets, which will cause the Fund to be subject to the risks of these investments.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Except as otherwise stated in this Prospectus or the Fund’s Statement of Additional Information, the investment objective, policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Process

A description of certain aspects of the current investment process can be found below; however, the investment process is flexible and will evolve on an ongoing basis and may diverge from this description in the future.

The investment process can be divided into five parts: Investment Sourcing, CLO Manager Selection, Structural Analysis, Portfolio Construction, and Monitoring.

Investment Sourcing

The Adviser may source investments from the primary or secondary markets. At any time, the portfolio may be sourced primarily or exclusively from either the primary or secondary market. Primary market Credit Investments are sourced from both sell-side underwriters and CLO managers or other parties associated with Credit Investments. The Adviser has well-established relationships with the largest underwriters of structured finance securities, who, either verbally or electronically, provide the Adviser with a pipeline of upcoming offerings, although no guarantees can be made that these opportunities and offerings will be offered to the Adviser in the future and under all circumstances. Underwriters are useful for introducing the Adviser to first-time or less well known CLO managers. The Adviser also has established relationships with a broad universe of CLO managers either through past investments in structured finance investments or through the Adviser’s other asset management activities. These managers have in the past notified the Adviser of upcoming offerings prior to the offering appearing on the underwriter’s pipelines. A number of the more established managers will only allow access to their offerings to a select group of investors and these offerings, therefore, are not broadly offered to most investors. Primary market Credit Investments will be sourced through both underwriters and CLO managers to ensure access to the widest opportunity set of available investments.

Secondary market opportunities include direct offerings from individual dealers and auctions on blocks of securities. Such auctions, known as BWICs (bids wanted in competition), are distributed to several dealers who then solicit bids from their clients and submit them to the seller for possible execution. While BWICs are generally comprised of multiple securities for sale, bids and trades are submitted and executed on an individual security basis.

The Adviser is made aware of BWICs primarily through electronic communications from dealers who are invited by the seller to participate in the auction. Generally, a broad set of dealers are invited to participate in BWICs so as to capture the broadest possible set of Credit Investment buyers, thereby ensuring best execution. Direct offerings tend to be offered to a more exclusive set of dealers, and, in some cases, a sole dealer. This is due to the fact that Credit Investments are unique and are best offered to dealers who specialize in a particular area of the market. As is the case with BWICs, the Adviser is made aware of direct offerings through electronic communications and, in some cases, direct phone calls from dealers.

CLO Manager Selection

The Adviser believes that a key factor in analyzing most Credit Investments is an analysis of CLO managers. This is particularly true as it relates to investments sourced in the primary market. The skills required to manage or select a portfolio of collateral within a structured framework are critical to the performance of an investment. CLO managers must understand and be able to evaluate opportunities in the underlying collateral. In addition, the manager must be able to understand, monitor and manage within the constraints imposed by the structure. The following are examples of the types of factors the Adviser may consider in assessing CLO managers:

•	A proven track record of managing or selecting the underlying collateral asset classes.

•	An understanding of managing assets within the constraints and limitations of a Credit Investment.

•	Proven ability to receive favorable collateral allocations in the new issue market.

•	Co-investment by the CLO manager in the Credit Investment, when appropriate.

•	A strong culture of disciplined, fundamental credit analysis.

•	Investment professionals with broad depth and experience.

•	Low turnover of key investment personnel.

•	Experienced workout personnel.

•	Robust administrative and support staff and systems.

•	A direct relationship between the compensation of the portfolio management team and the performance of the Credit Investment.

The Adviser will perform due diligence on CLO managers of newly issued Credit Investments and will use its network of industry contacts to perform additional reference checks on the management teams of each manager.

Due diligence on CLO managers is significantly less important in secondary market transactions than it is for primary market transactions. There are two reasons for this. First, secondary market transactions tend to be in more highly rated CLO debt tranches whereas primary market transactions tend to be in riskier CLO equity tranches. CLO equity tranches, by definition, entail more idiosyncratic risk in that performance is greatly influenced by the CLO manager’s decisions. The risk of CLO debt tranches is more systemic in nature such that performance is more dependent on the overall underlying collateral markets. Second, secondary market purchases are of seasoned Credit Investments where the underlying portfolio is already fully invested. Primary market purchases are of new issues where the underlying portfolio is not fully invested. Therefore, primary market purchases require a level of trust that the CLO manager effectively invests the portion of the proceeds that are not yet invested.

Structural Analysis

There are significant structural nuances in Credit Investments that need to be understood and evaluated. These nuances can have a significant impact on the return performance of the various tranches. In evaluating a proposed portfolio investment, the Adviser will, when applicable:

•	Analyze the performance of the investment across a wide variety of scenarios.

•	Analyze the structure of the cash flows.

•	Understand all of the uses of cash (structuring and placement fees, legal fees, rating agency fees) at the time of deal closing.

•	Evaluate rating agency requirements and credit rating methodologies.

•	Analyze the collateral in terms of position level concentration, credit quality distribution, industry diversification, and purchase price.

•	Gain an understanding of the legal and tax implications of the transaction.

•	Compare various collateral limitations, minimum over-collateralization levels, minimum interest coverage levels and reinvestment criteria with market conventions.

•	Make recommendations concerning transaction structure to the underwriter in order to optimize the risk and return profile of each investment.

Portfolio Construction

The portfolio construction process is designed to structure the Fund’s portfolio in an attempt to meet its investment objective while staying in compliance with the Fund’s investment limitations. The Fund’s portfolio manager will assess market opportunities and conditions to form projections of expected risk and return for each available strategy. These projections are used to set target allocations. The efficiency at which target allocations are satisfied is a function of the availability of new investments in the primary market as well as liquidity in the secondary market.

Monitoring

Portfolio monitoring occurs on an ongoing basis and includes routine contact with CLO managers and portfolio-level and security-level risk analysis. Calls and visits to existing CLO managers occur on a periodic basis to review their investment strategies, their implementation of the investment strategies, and their valuation methodologies.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

General Considerations

New Fund Risk

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Limited Right to Vote and No Right to Participate in Management of the Fund

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund. Investors will not receive the detailed financial information that is available to the Adviser with respect to the Fund’s investments. Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board and the Adviser.

Reliance on Management

The Fund invests substantially all of its assets in a broad universe of Credit Investments. Investment decisions will be made for the Fund by the Adviser under the supervision of the Board. The success of the Fund will depend on the ability of the Adviser to identify suitable investments. There can be no assurance that the current personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more employees of the Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

Changes to Investment Objective, Policies, and Restrictions

The investment objective of the Fund is non-fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the Fund’s Statement of Additional Information, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund. It is possible that Shareholders will not be able to exit the Fund before changes take effect.

Repurchase Program Risks

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser or its affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Investment Risks

Failure to Achieve Investment Objective

There can be no assurance that the Fund will achieve its investment objective. The Adviser’s assessment of the short-term or long-term prospects of various Credit Investments may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Fund or those Credit Investments in which the Fund invests will be successful. Furthermore, because of the speculative nature of the investments and trading strategies of certain of the Credit Investments, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more Credit Investments, and that consequently Shareholders may suffer a significant or complete loss of their invested capital in the Fund.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund and Credit Investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

The market value of the Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder repurchases, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to a coronavirus (COVID-19). The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund's performance.

Strategy Risk

The Fund is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all CLOs and/or CLO managers in the strategy suffer significant losses). Strategy specific losses can result from excessive concentration by CLO managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Many of the strategies employed by the CLO managers are speculative and involve substantial risk of loss.

Valuation Risk

The Fund may invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its investments may trade on public or private secondary marketplaces, a market value for its Credit Investments will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Adviser will value such securities at fair value as determined by the Adviser in good faith in accordance with the Adviser’s valuation procedures (“Valuation Procedures”). While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. The Adviser may utilize the services of an independent pricing service, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations. The Adviser may also seek to fair value securities with valuations from at least one independent broker or dealer. Because fair valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Risks of Securities Activities

All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to manage these risks, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing of the Fund and the underlying Credit Investments:

Risks of Investing in CLOs

Indirect Investments in Senior Secured Loans. The Fund may obtain exposure to underlying senior secured loans through its investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which the Fund invests may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which the Fund may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, the Fund’s CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Risk of Investing in CLO Securities and Other Credit Investments. The Fund’s investments may consist primarily of CLO securities, and the Fund may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. The Fund and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of the Fund’s investment strategy, and scheduled payments to junior tranches have a priority in right of payment to equity tranches.

CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including collateralized bond obligations (“CBOs”) and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities and trust preferred securities. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund’s investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Risk of Investing in Primary CLO Market. Between the pricing date and the effective date of a CLO, the CLO manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the CLO manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Lack of Diversification Among CLO Securities. The Fund’s portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code, the Fund does not have fixed guidelines or limitations on the ability to invest in any one CLO, and the Fund’s investments may be made in relatively few CLO securities. If the Fund invests in a relatively small number of CLOs, it is more susceptible to risk of loss if one or more of the CLOs in which it is invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. The Fund may also invest in multiple CLOs managed by the same CLO manager, thereby increasing the Fund’s risk of loss in the event the CLO manager were to fail, experience the loss of key portfolio management employees or sell its business.

Risk of Failure to Maintain a Broad Range of Underlying Obligors Across the CLOs. The Fund may be subject to focused investment risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent the Fund invests in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on the CLO investments occurring together.

Risk of Underlying CLO’s Failure to Satisfy Certain Tests. The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt would be entitled to additional payments that would, in turn, reduce the payments the Fund, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s investment performance.

Negative Loan Ratings Migration Risk. Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on the Fund’s NAV and cash flows.

Risk of Additional Expenses Through the Fund’s Investments in CLOs and Other Investment Vehicles. The Fund invests in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, and, to the extent the Fund so invests, will bear its ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees.

Risk of Reduced Transparency in CLO Investments. The Fund invests primarily in equity and debt tranches of CLOs and other related investments. Generally, there may be less information available to the Fund regarding the collateral held by such CLOs than if the Fund had invested directly in the debt of the underlying obligors. As a result, the Fund does not know the details of the collateral of the CLOs in which it invests or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to the Fund as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. The Fund’s CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO Investments Involve Complex Documentation and Accounting Considerations. CLOs and other structured finance securities in which the Fund invests are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that the Fund makes are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within the Fund’s fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

CLO Manager Risk. The Fund relies on CLO managers to administer and review the portfolios of collateral they manage. The actions of the CLO managers may significantly affect the return on the Fund’s investments; however, the Fund, as an investor of the CLO, typically does not have any direct contractual relationship with the managers of the CLOs in which it invests. The ability of each CLO manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on the Fund’s investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund will also rely on CLO managers to act in the best interests of a CLO it manages; however, such CLO managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests; therefore, there can be no assurance that the CLO managers will always act in the best interest of the class or classes of notes in which the Fund invested. If any CLO manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of the Fund’s investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO manager, the Fund may not be incentivized to pursue actions against the CLO manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to the Fund as an investor in the CLO. In addition, to the extent the Fund invests in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by the Fund to the extent the CLO is required to indemnify its CLO manager for such liabilities.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As an investor in these CLOs, the Fund is not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

CLO Manager Key Personnel Risk. Given that the Fund invests in CLO securities issued by CLOs which may be managed by unaffiliated CLO managers, the Fund is dependent on the skill and expertise of such managers. The Adviser’s ability to analyze and diligence potential CLO managers differentiates its approach to investing in CLO securities. However, the Fund cannot assure you that, for any CLO it invests in, the CLO manager in place when it invests in such CLO securities will continue to manage such CLO through the life of its investment. CLO managers are subject to removal or replacement by other holders of CLO securities without its consent, and may also voluntarily resign as CLO manager or assign their role as CLO manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which the Fund invests.

Risk of Special Anti-Deferral Provisions in CLO Securities. Some of the CLOs in which the Fund invests may constitute “passive foreign investment companies,” or “PFICs.” If the Fund acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund or to its Shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each tax year regardless of whether it receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its status as a RIC. Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs in order to ensure its continued qualification as a RIC and/or maximize the Fund’s after-tax return from these investments.

If the Fund is required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Risk of Underlying CLO’s Tax Status. Each CLO in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the Internal Revenue Service, or the “IRS,” otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Fund.

Risk of Underlying CLO’s Failure to Comply with Certain U.S. Tax Disclosure Requirements. The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, the Fund’s investment performance.

Risk of Increased Competition in the Market or a Decrease in New CLO Issuances. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, the Fund can offer no assurances that it will deploy all of its capital in a timely manner or at all. Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to it.

Other Risks of Investing in Credit Investments

Warehouse Investment Risk. In connection with its investments in CLOs and Credit Investments, the Fund may also invest in interests in warehousing facilities. Warehouses, or warehousing facilities, are financing structures created prior to and in anticipation of CLO closings and issuing securities and are intended to aggregate direct loans, corporate loans, and/or other debt obligations that may be used to form the basis of CLO vehicles. To finance the acquisition of a warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the CLO manager of the CLO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO. The period from the date that a warehouse is opened and asset accumulation begins to the date that the CLO closes is commonly referred to as the “warehousing period.” In practice, investments in warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to Warehouse Investments will be consummated. In the event a planned CLO is not consummated, investors in a warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

The Warehouse Investments represent leveraged investments in the underlying assets of a warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid

Illiquid Investments. The Fund and CLOs may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The market prices, if any, for such securities tend to be volatile and the Fund and CLO managers may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund’s and CLOs’ investments in illiquid securities may reduce the returns of the Fund and the Credit Investments, respectively, because they may be unable to sell the illiquid securities at an advantageous time or price. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.

In addition, the securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Loan Participations and Assignments. The Fund and CLOs may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member (“intermediary bank”). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund or the Credit Investment derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund or the Credit Investment may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund or the Credit Investment had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund and the Credit Investment may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund and the Credit Investment may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When the Fund or the Credit Investment purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund and the Credit Investment may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid investments, which are subject to the risk described above.

Fixed-Income Securities. The Fund and CLOs may invest in fixed-income securities, which are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; and municipal securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Credit Risk; Lower-Rated Securities Risk. The Fund and CLOs may invest in both investment grade and non-investment grade debt securities and investment grade and below investment grade equity and debt securities of CLOs. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Fund to sell these securities, or the Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating the Fund's NAV. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Fund experiences significant repurchases, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities.

Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's NAV.

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market. The Fund may purchase debt securities (such as zero coupon securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and is therefore subject to the distribution requirements applicable to RICs under Subchapter M of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s possible use of leverage, including through the use of instruments such as reverse repurchase agreements, will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund and CLOs may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s Shares.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund or a Credit Investment is called for redemption or conversion, the Fund or Credit Investment could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Fund and Credit Investments may purchase convertible securities of all ratings, as well as unrated securities.

Preferred Securities. The Fund and CLOs may invest in trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Synthetic Investments Risk. The Fund and CLOs may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, the Fund or CLO managers will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. The Fund or CLO manager generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, The Fund or CLO manager may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, The Fund and Credit Investments will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate. With respect to CLOs, as part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO manager is able to achieve. The investment tests may incentivize a CLO manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce the Fund’s return on investment and may have a negative effect on the fair value of its assets and the market value of its securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed income securities it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Mezzanine Investments Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Non-U.S. Investments. It is expected that the Fund and CLOs may invest in securities of non-U.S. companies and foreign countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income (see “Tax Matters”); the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s and the Credit Investments’ investment opportunities. In addition, financial statements of foreign issuers are generally governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Moreover, an issuer of securities may be domiciled or may operate in a country other than the country in whose currency the instrument is denominated, thereby increasing the possibility of an adverse impact from currency changes. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rates may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. The Adviser and the CLO managers may, but are not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund or Credit Investments. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s or Credit Investment’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

On February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments.

The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund, even if the Fund does not have direct exposure to securities of Russian issuers.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, business development companies (“BDCs”), unit investment trusts, open-end investment companies (i.e., mutual funds), exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When the Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies and BDCs, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act and the conditions set forth therein, the Fund may invest in one or more affiliated or unaffiliated investment companies that operate in compliance with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12(d)(1)(A). The Fund may invest in investment companies managed by the Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

In addition, Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

The Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Fund Shareholders will indirectly bear the Fund’s proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Fund invests, in addition to the fees and expenses that Fund Shareholders directly bear in connection with the Fund’s own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

LIBOR Risk. Certain CLO equity and debt securities in which the Fund invests earn interest at, and CLOs in which the Fund typically invests obtain financing at, a floating rate based on the London Inter-Bank Offered Rate (“LIBOR”). After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In a speech on July 27, 2017, the then-Chief Executive of the Financial Conduct Authority of the UK (the “FCA”) announced the FCA’s intention to cease sustaining LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. In addition, based on supervisory guidance from regulators, many banks have ceased issuance of new LIBOR-based instruments as of January 1, 2022.

Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (“SONIA,” which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On April 3, 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight Financing Rate (“SOFR”). The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended “Term SOFR,” a similar forward-looking term rate which will be based on SOFR, for business loans. CME Group currently publishes the Term SOFR Rate in one-month, three-month and six-month tenors. As of the date of this Prospectus, it is unclear how the market will respond to ARRC’s formal recommendation. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of leverage loans or CLO securities and the ability for CLOs to effectively mitigate interest rate risks.

Potential Effects of Alternative Reference Rates. For CLOs which issue debt based on Term SOFR, investors should be aware that such CLO debt may fluctuate from one interest accrual period to another in response to changes in Term SOFR. Term SOFR has a limited history of use as a benchmark rate and, as a risk-free rate, differs in material respects from LIBOR. Neither the historical performance of LIBOR nor Term SOFR should be taken as an indication of future performance of Term SOFR during the term of any CLO. Changes in the levels of Term SOFR will affect the amount of interest payable on the CLO debt securities, the distributions on the CLO equity and the trading price of the CLO securities, but it is impossible to predict whether such levels will rise or fall.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Fund invests.

Once LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. Currently, the CLOs the Fund is invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Some of the CLOs the Fund is invested in have included, or have been amended to include, language permitting the CLO manager to implement a market replacement rate (like those proposed by the ARRC) upon the occurrence of certain material disruption events. However, the Fund cannot ensure that all CLOs in which it is invested will have such provisions, nor can the Fund ensure the CLO managers will undertake the suggested amendments when able.

If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the CLO manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the CLO manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Fund invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.

Money Market Instruments. The Fund may invest (and during periods of adverse market or economic conditions for defensive purposes, it may invest some or all of its assets) in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Distressed Credits. The Fund and CLOs may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the power of the Bankruptcy Court to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Credit Investment of the security in respect to which such distribution was made.

Lack of Operating History of Certain Credit Investments

Certain Credit Investments in which the Fund invests may be newly formed entities that have no operating histories. Therefore, the Adviser will not be able to evaluate the past performance of such investment.

Limitations of Prior Performance

Whenever possible, the Adviser will evaluate the past investment performance of CLO managers and their personnel. However, this past investment performance may not be indicative of the future results of an investment in the Credit Investment managed by such manager. Furthermore, CLO managers’ trading methods are dynamic and change over time, and thus a manager will not always use the same trading method in the future that was used to compile past performance histories.

Reliance on the Adviser

The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Adviser’s assessments of Credit Investments and CLO managers, and, in turn, its assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund’s net asset value may decrease.

Investment Focus

The Fund invests substantially all of its assets in Credit Investments. However, various factors, including prevailing market conditions, available investment opportunities, the amount of investable assets, and the timing of investments, may limit the Adviser’s ability to invest the Fund’s assets in various Credit Investments.

Also, the Adviser cannot guarantee that the Credit Investments will not be concentrated. Credit Investments may target or concentrate their investments in particular markets or sectors. As a result of any such concentration of investments, the portfolios of such Credit Investments are subject to greater volatility than if they had non-concentrated portfolios. Those Credit Investments that target a specific sector will also be subject to the risks of that sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, dependence on the credit markets and access to sufficient capital, minimal barriers to entry, and sensitivity to overall market swings.

The Fund may also be subject to the risk of concentration from individual investment decisions made by the Adviser and the various CLO managers to invest in the same security, industry or sector, thereby increasing the Fund’s exposure to such security, industry or sector.

For these and other reasons, the Fund could potentially be focused in a relatively few number of Credit Investments. One risk of having a limited number of investments is that the aggregate returns realized by Shareholders may be substantially adversely affected by the unfavorable performance of a small number of such investments. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that does not focus its investments to the same extent.

Lack of Control Over Credit Investments

The Fund may have no right or power to take part in the management or control of Credit Investments and only limited rights, if any, to vote on matters in respect of Credit Investments. To the extent the Fund’s holdings in a Credit Investment afford it no ability to vote on matters relating to the Credit Investment, the Fund will have no say in matters that could adversely affect the Fund’s investment in the Credit Investment. Credit Investments may be permitted to distribute securities in kind to investors, including the Fund, and any such securities may be illiquid or difficult to value. In such circumstances, the Adviser may seek to dispose of these securities in a manner that is in the best interests of the Fund.

Financing Arrangements

As a general matter, the banks and dealers that provide financing to some Credit Investments have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Credit Investment will be able to secure or maintain adequate financing, without which an investment in such Credit Investment may not be a viable investment.

Special Risks of Multi-Tiered Investments

Credit Investments in which the Fund invests generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Credit Investments. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Credit Investments are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship, including as a result of misconduct by a CLO manager. When the Adviser invests the Fund’s assets with a Credit Investment, the Fund does not have custody of the assets or control over their investment. Therefore, there is a risk that the CLO manager could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The CLO managers with whom the Adviser invests the Fund’s assets may be private and have not registered their investment funds or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the CLO managers.

Although the Adviser expects to receive information from each CLO manager regarding its investment performance and investment strategy on a regular basis, the Adviser may have limited access to the specific underlying holdings of the Credit Investment and little ability to independently verify the information that is provided by the CLO manager. A CLO manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. At any given time, the Adviser may not know the composition of a Credit Investment’s portfolio with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets, industries, sectors or collateral types. In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

By investing in Credit Investments indirectly through the Fund, Shareholders bear fees at both the Fund level and the Credit Investment level. Performance-based fees at the Credit Investment level may create an incentive for a CLO manager to make investments that are riskier or more speculative than if the CLO manager had no such interest, because the CLO manager will not bear an analogous portion of depreciation in the value of the relevant Credit Investment’s assets if the value of the Credit Investment declines.

Shareholders also bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of Credit Investments. A Shareholder who meets the conditions imposed by the Credit Investments, including investment minimums that may be considerably higher than the minimum imposed by the Fund, could invest directly with Credit Investments and avoid paying Fund expenses.

Investment decisions of CLO managers are made independently of each other. As a result, at any particular time, one CLO manager may be purchasing securities of an issuer whose securities are being sold by another CLO manager for another CLO. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may be able to make investments in or effect withdrawals from Credit Investments only at certain times, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market or other more liquid securities than it otherwise might wish to invest, the Fund may not be able to withdraw its investment in a Credit Investment promptly after it has made a decision to do so, and the Fund may have to borrow money to enable the Fund to tender for Shares. This may adversely affect the Fund’s investment return.

Credit Investments may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Credit Investment, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Fund may seek to dispose of these securities in an appropriate manner.

The Fund may agree to indemnify certain of the Credit Investments and CLO managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

The Credit Investments may, at any time and without notice to the Fund, change their investment objectives, policies or strategies. This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk. Further, the Fund may not be able to withdraw its investment in such Credit Investment prior to such change(s) taking effect.

Valuations by CLO Managers

With respect to certain Credit Investments in private investment partnerships for which there is no trading market, the value of the Fund’s investment must be valued at fair value as determined in good faith by the Adviser. In performing such fair valuation, the Adviser will use a methodology established by its Valuation Procedures. In making a fair value determination, the Adviser may consider valuation information about a Credit Investment provided by a CLO manager. However, CLO managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Credit Investment. As a result, pricing information provided to the Adviser by a CLO manager may not reflect market prices or quotations for the underlying assets held by such Credit Investment. In addition, certain securities in which such Credit Investments invest may not have readily ascertainable market prices. These securities may nevertheless generally be valued by CLO managers, even though they will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the managers. In all instances where fair valuation of the Fund’s securities is required, the Adviser will make fair value determinations in good faith, subject to Board oversight.

Neither the Adviser nor the Board will be able to confirm independently the accuracy of the valuations provided by certain of the CLO managers. Furthermore, these valuations will typically be estimates only, subject to revision based on the Credit Investment’s annual audit. Such revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount received from the Fund by Shareholders who tendered their Shares for repurchase and received all of their redemption proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the CLO managers or revisions to net asset value of a Credit Investment adversely affect the net asset value of the Fund, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who tendered their Shares for repurchase at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Investors who previously tendered their Shares for repurchase at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New investors may be affected in a similar way. Revisions to the gain and loss calculations of the Fund will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of the Fund are completed.

Short-Term and Defensive Investments

The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

Market Crisis and Governmental Intervention

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund, the Adviser, Credit Investments and CLO managers. For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund and Credit Investments to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for alternative funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or alternative funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and Credit Investments to pursue their investment objectives or strategies. Due to events in the markets over the past several years, and recent legislation, additional regulatory change may occur in the future.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund, the Adviser, Credit Investments and CLO managers. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund and Credit Investments and/or limit potential investment strategies that would have otherwise been used by the Fund and Credit Investments in order to seek to obtain higher returns. There is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Fund and Credit Investments.

Legal and Regulatory Changes

Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this Prospectus. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s investments and the value of the Fund’s NAV.

In addition, the staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact the Fund’s ability to implement its investment strategy, or could cause the Fund to take certain actions that may result in an adverse impact on Shareholders or the Fund’s financial condition. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

Market Disruptions

The Fund and Credit Investments may incur major losses in the event of disrupted markets and other extraordinary events which may affect markets in a way that is not consistent with historical pricing relationships. The risk of loss from a disconnect with historical prices is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund and Credit Investments from their banks, dealers and other counterparties will typically be reduced in disrupted markets. Such a reduction may result in substantial losses to the Fund and Credit Investments. In 1994, in 1998 and again in the so-called “credit crunch” of 2007-2008 a sudden restriction of credit by the dealer community resulted in forced liquidations and major losses for a number of investment vehicles. The “credit crunch” of 2007-2008 has particularly affected investment vehicles focused on credit-related investments. However, because market disruptions and losses in one sector can cause ripple effects in other sectors, during the “credit crunch” of 2007-2008 many investment vehicles suffered heavy losses even though they were not necessarily heavily invested in credit-related investments. In addition, market disruptions caused by unexpected political, military and terrorist events or from may from time to time cause dramatic losses for the Fund and Credit Investments and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Economic Risks of Global Health Events

An outbreak of respiratory disease caused by a novel coronavirus has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, disruptions to supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations, reductions and other changes, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In March 2020, the U.S. Government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) into law, providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provides for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund’s investments. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. The Federal Reserve also enacted various programs since the start of the pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. Social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. It is not known how long the financial markets will continue to be affected by these events nor can the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in the Fund’s investments be predicted.

Risks of Cyber-Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, Credit Investments and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund, Credit Investments and their service providers use to service their operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund, Credit Investments and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, Credit Investments and their service providers, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Fund, Credit Investments and their service providers, or the issuers of the securities in which the Fund or a Credit Investment invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

Allocation of Investment Opportunities; 1940 Act Restrictions on Investing

The Fund competes for investments with other investment funds and institutional investors. Certain investors have increasingly begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund. These factors may make it more difficult for the Fund to achieve its investment objective.

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other investment funds managed by the Adviser or its affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. There can be no assurance that the 1940 Act prohibition on certain “joint” transactions or the conditions imposed under the SEC staff rules or guidance with respect to such transactions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. For example, in some instances, the Fund will not be permitted to co-invest in privately negotiated transactions in which a term other than price is negotiated.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of current or future joint transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate.

Conflicts of Interest

Other Activities of the Adviser

There may be numerous potential conflicts of interest between the Adviser or its affiliates (referred to collectively in this section as the “Management Parties”) on the one hand, and the Fund on the other hand, and between the Fund and other investment pools and clients managed by the Management Parties, including but not limited to their own accounts and the accounts of family members (“Other Accounts”). Certain investment opportunities may be appropriate for the Fund and the Management Parties and for such Other Accounts. The Management Parties are not obligated to share any investment opportunity with the Fund, although it and those Other Accounts may invest in the opportunity subject to applicable law. There may be circumstances under which the Management Parties will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment. Under some circumstances, if the Management Parties or Other Accounts have significant investments in an investment opportunity, regulation may restrict the Fund’s ability to participate in the investment opportunity. There also may be circumstances under which the Management Parties purchase or sell an investment for their Other Accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for one or more Other Accounts. The Management Parties may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such Other Accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Management Parties may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are more favorable to the Management Parties than the fees charged to the Investors, thereby creating a financial incentive to favor such Other Accounts.

Subject to applicable regulatory limitations, the Fund may sell any of its investments to the Management Parties or a client of the Management Parties, and the Fund may purchase an investment made by the Management Parties or any such client. In addition, to the extent permitted by applicable law, the Management Parties, in their sole discretion, may from time to time take an active management role in one or more companies in which the Fund invests, directly or indirectly through the Credit Investments, which may give rise to additional conflicts of interest. The Fund may invest in companies or other entities in which the Management Parties (including other clients of the Management Parties) have an investment, and the Management Parties and other clients of the Management Parties may invest in companies or other entities in which the Fund has made an investment, to the extent permitted by applicable law.

In certain instances the conflicts described in this section (or the resolution thereof) may have an adverse impact on the Fund and its ability to achieve its investment objective. Investors will have no right to be informed of such conflicts as they arise or to participate in the resolution of such conflicts.

Other Activities of CLO Managers

Conflicts of interest may arise from the fact that CLO managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. CLO managers may have financial incentives to favor certain of such accounts over the Credit Investment. Any of their proprietary accounts and other customer accounts may compete with the Credit Investment for specific trades, or may hold positions opposite to positions maintained on behalf of the Credit Investment. The CLO manager may give advice and recommend securities to, or buy or sell securities for, a Credit Investment in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund. CLO managers and their principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and as a result may have actual or potential conflicts of interest with respect to investments made on behalf of the relevant Credit Investment. Positions may be taken by principals, officers, employees, and affiliates of a CLO manager that are the same, different, or made at a different time than positions taken for the relevant Credit Investment. CLO managers may invest, directly or indirectly, in the securities of companies affiliated with the Management Parties or in which the Management Parties have an equity or participation interest. The purchase, holding, and sale of such investments by a CLO manager may enhance the profitability of the Management Parties’ own investments in such companies.

Conflict in Valuation of Investments

While pricing information generally is available for certain securities in which the Fund or a Credit Investment may invest, pricing information for other securities in which the Fund or the Credit Investments may invest may not be available, and reliable pricing information may at times not be available from any source. For purposes of calculating the Fund’s net asset value, valuation decisions will be made by the Adviser in accordance with the Valuation Procedures based upon such information as is available to it, including information provided by CLO managers and other sources.

Conflicting Interests of Shareholders

The Fund is likely to have a diverse range of Shareholders that may have conflicting interests that stem from differences in investment preferences, tax status and regulatory status. The Adviser will consider the objectives of the Fund when making decisions with respect to the selection, structuring and sale of securities, including Credit Investments. It is inevitable, however, that such decisions may be more beneficial for one investor than for another investor.

Limits of Risk Disclosures

The above discussion is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Fund’s Statement of Additional Information and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

MANAGEMENT OF THE FUND

The Board of Trustees

Pursuant to the Fund’s Declaration of Trust and bylaws, as amended, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust and are subject to election by shareholders if required by the 1940 Act. The Trustees serving on the Board were elected by the organizational Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the oversight of, and any Fund policies established by, the Board. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s investment portfolio, direct purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Advisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

Adviser

SEI Investments Management Corporation, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. The Adviser is a leading global investment provider with approximately $180.15 billion in assets under management as of March 31, 2023. The Adviser’s investment solutions include both registered and private funds offered to high net worth individuals and families, defined benefit plans, foundations, and other institutional investors. The Adviser’s assets under management include a diversified alternative investment portfolio spanning private equity, private credit, real asset, and other non-

directional strategies. As of March 31, 2023, the Adviser manages $1.9 billion in CLO assets across a U.S. registered private fund offered to qualified investors, registered mutual funds, and an offshore fund distributed to non-U.S. investors.

The Fund has entered into the Advisory Agreement with the Adviser. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. See “Management Fee” below for information about the Adviser’s management fee.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s first semi-annual or annual shareholder report for the Fund after commencement of operations for the period ending February 28, 2024 or the fiscal year ending August 31, 2024, respectively.

Portfolio Manager

David S. Aniloff serves as Senior Portfolio Manager of the Fund. Mr. Aniloff joined SEI in 2000 and currently serves as one of two senior portfolio managers on the Global High Yield Team. Mr. Aniloff was also a key developer of SEI’s structured credit solutions and currently serves as portfolio manager with responsibility for strategy development, manager analysis, security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SEI’s proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SEI’s suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with the Adviser for more than five (5) years.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. To the knowledge of the Fund and except as noted below, as of September 29, 2023, no persons were deemed to control the Fund.

SEI Investments Company, an affiliate of the Adviser, has provided an initial investment in the Fund. For so long as SEI Investments Company has a greater than 25% interest in the Fund, SEI Investments Company may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

Administrator, Transfer Agent, Custodian, and Distributor

SEI Investments Global Fund Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator. The Administrator is a wholly owned subsidiary of SEI Investments. The Administrator provides certain administrative and accounting services to the Fund. Pursuant to the terms of an Administration Agreement between the Fund and the Administrator, the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund’s operations, including computing and publishing the net asset value of the Fund (including in connection with subscriptions and repurchases) and performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator.

UMB Fund Services, Inc., (the “Transfer Agent”) located at 235 West Galena Street, Milwaukee, WI 53212, provides transfer agent and dividend-paying services to the Fund, among other services, pursuant to a transfer agency agreement.

Brown Brothers Harriman & Co. (“Custodian”), located at 40 Water Street, Boston, Massachusetts, serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement between the Fund and the Custodian. The Custodian is compensated by the Fund for its services rendered under the Custodian Agreement, including: (a) opening and maintaining separate accounts in the Fund’s name; (b) making cash payments from the accounts for purposes set forth in the Custodian Agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund as set forth in the Custodian Agreement; (e) collecting and receiving for the account of the Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund periodic and special reports, statements, and other information.

The Fund will pay the Custodian a quarterly fee, plus transaction fees and reimbursement for its out of pocket expenses. The Custodian Agreement provides that the Custodian shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of negligence, bad faith, willful misconduct or other breach of the Custodian Agreement by Custodian.

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s distributor pursuant to a Distribution Agreement with the Fund (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of SEI Investments. It is not anticipated that the Distributor will be compensated by the Fund for its services rendered under the Distribution Agreement. The Distributor will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including payment to the Fund’s service providers.

Expenses borne directly by the Fund include, but are not limited to: (a) corporate and organization costs relating to offerings of Shares; (b) all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties; (c) the cost of effecting sales and repurchases of Shares and other securities; (d) the Management Fee; (e) all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws; fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) and the costs and expenses of holding any meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund’s governing documents, the 1940 Act or other applicable law; (f) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees; (g) the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, its officers or the Trustees; (h) recordkeeping, custody, administration and transfer agency fees and expenses; (i) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; (j) all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency; (k) all charges for equipment or services used for communications between the Fund and any transfer agent, custodian, administrator or other agent engaged by the Fund; (l) any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and repurchase offers and liquidations; (m) all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; (n) investment related expenses (e.g., expenses that are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, research-related expenses; (o) service fees; (p) any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents; and (q) such other types of expenses as may be approved from time to time by the Board.

MANAGEMENT FEE

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

The Fund's administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

PURCHASE OF SHARES

Purchasing Class Y Shares

The Fund offers two separate classes designated as Class Y Shares and Class F Shares on a continuous basis at the NAV per Share. This Prospectus relates to Class Y Shares only. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

When selecting a Share Class, you should consider the following: which Share Classes are available to you; the amount you intend to invest; how long you expect to own the Shares; and total costs and expenses associated with a particular Share Class. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may impose additional fees and charges on each class of Shares. If your dealer offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

This section tells you how to purchase Class Y Shares of the Fund. Class Y Shares may only be purchased by:

• Independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y Shares, are approved by the Fund (or its delegate) to purchase Class Y Shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds (“Asset Threshold”) for at least one year from the date of the request (or such shorter period of time as determined solely by the Fund (or its delegate)) and remaining above this Asset Threshold thereafter. For these purposes, the Fund (or its delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the Fund (or its delegate), operate as a distinct customer of SEI. In the event that an independent investment adviser that was authorized to purchase Class Y Shares for its clients subsequently drops below the Asset Threshold for whatever reason, which may include a situation where a group of related individuals that previously operated as a distinct customer of SEI cease to do so, the Fund (or its delegate) may in their discretion waive the Asset Threshold requirement;

• bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Fund’s Distributor, or authorized affiliates, permitting the purchase of Class Y Shares;

• institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y Shares of the Fund and other SEI Funds;

• clients that have entered into a direct bilateral investment advisory agreement with the Adviser with respect to their assets invested in the Fund; and

• other SEI registered investment companies (or series thereof) and pooled investment products managed by Adviser.

In the event a Class Y Shareholder no longer meets the eligibility requirements to purchase Class Y Shares (as noted in the section), the Fund (or its delegate) may, in its discretion, elect to convert such Shareholder’s Class Y Shares into Class F Shares of the Fund for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder’s independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client’s Class Y shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such clients meet the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

If an investor is eligible to invest in Class Y Shares of the Fund, the minimum initial investment for Class Y Shares in the Fund from each investor is at least $100,000 and the minimum additional investment in the Fund is $1,000, except for additional purchases pursuant to the Fund’s dividend reinvestment plan. The Fund reserves the right to waive the investment minimum. For instance, the initial investment minimum may be reduced or waived for (i) bank trust departments or other financial firms or intermediaries that submit orders on behalf of their customers; (ii) clients of independent investment advisers on behalf of their clients through accounts held at SEI Private Trust Company; and (iii) clients that have entered into a direct bilateral investment advisory agreement with the Adviser with respect to their assets invested in the Fund. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $10,000, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder

Initial and additional purchases of Class Y Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class Y Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-833-666-2734. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class Y Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

•	Name;

•	Date of Birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing);

•	Social Security number, taxpayer identification number, or other identifying information; and

•	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share of the Fund is determined daily as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund’s administrator at current market value in accordance with the Fund’s Pricing and Valuation Procedures. The Fund’s Board has designated the Adviser as the Valuation Designee for the Fund pursuant to Rule 2a-5 under the 1940 Act (the "Rule"). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. The Adviser, in furtherance of the Board's designation, has appointed a committee of Adviser persons to function as the Valuation Designee (the "Committee") and has established Valuation Procedures to implement the Rule.

The Committee will typically first seek to fair value investments with valuations received from an independent, third-party pricing agent (a "Pricing Service"). If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. Notwithstanding the foregoing, with respect to CLO equity securities, the Committee will typically first seek to fair value CLO equity securities with valuations from at least one independent broker or dealer. If such valuations are not available or are unreliable, the Committee will then convene and, subject to the Valuation Procedures, seek to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of exchange traded funds, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

If a security's price cannot be obtained, as noted above, or in the case of equity tranches of CLOs, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Valuation Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs, such as those held by the Fund, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Valuation Procedures until an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less will be valued at their amortized cost.

Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

The Committee and Fund's administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service's prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Fund’s portfolio securities, will continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Fund’s administrator if the Committee reasonably believes that a Pricing Service is no longer a reliable source of readily available market quotations. The Fund’s administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Valuation Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using Valuation Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Valuation Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in the Fund or (vi) any other appropriate information. In fair valuing CLO equity securities, this may also include observations from financial institutions, and fundamental analytical data relating to the investment in the security such as cash flow analysis and portfolio performance assumptions.

Certain Credit Investments may be structured as private investment partnerships. Traditionally, a trading market for holdings of this type does not exist. As a general matter, the fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Unless determined otherwise in accordance with the Valuation Procedures, the fair value of the Fund’s interest in a private investment fund shall be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator or other designated agent. Such a valuation may be a preliminary valuation and, therefore, may be later revised or adjusted by the private investment fund. Such adjustment or revision will have no effect on the Fund’s net asset value as of any prior valuation time. As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds. As a result, information available to the Adviser and Fund concerning the value of such investments may not reflect market prices or quotations for the underlying assets. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Adviser would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available to the Committee at the time the Committee values the investment.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or CLO managers should prove incorrect.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector.

The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee's ongoing responsibility to determine whether the Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from the Fund's service providers, including the Fund's administrator, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the Committee shall notify the Fund's administrator.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (“Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may tender their shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the Repurchase Pricing Date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-800-DIAL-SEI.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a Shareholder’s financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”) will submit his or her repurchase request, the Shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a Shareholder’s Authorized Intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s Authorized Intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum account balance, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 800-DIAL-SEI to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date and information regarding how Shareholders may ascertain the NAV after of the Fund.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class, no par value per share. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended, and therefore generally will not be personally liable for the Fund’s debts or obligations.

The following table sets forth information about the Fund’s outstanding Shares as of September 29, 2023:

Title of Class	Amount Authorized	Account Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class Y Common shares of beneficial interest, no par value per share	Unlimited	None	None

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the

Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX MATTERS

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). The Fund intends to elect and intends to qualify to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes.

If the Fund fails to satisfy the Qualifying Income Test or the Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the

Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you receive the dividends in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the Shareholder has not held the Shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder, (iii) the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the Shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your Shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategy is expected to limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate Shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategy is expected to significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient Shareholder to treat the designated portion of such dividends as interest income for purposes of determining such Shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a Shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your Shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the Share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends received deduction for corporate Shareholders.

If the Fund's distributions exceed its current and accumulated earnings and profits for the taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to Shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as "buying a dividend" and should be avoided by taxable investors.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund Shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by Shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales and Repurchases.  Sales and repurchases of Fund Shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or repurchase of shares of the Fund by a Shareholder who holds Fund Shares as a capital asset will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or repurchased and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt interest dividend. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund Shareholders the cost basis information for Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these Shares have a short-term or long-term holding period. For each sale of Fund Shares, the Fund will permit its Shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by Shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's Shares. If your Shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as RICs, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could affect the amount, timing or character of the income distributed to shareholders.

Certain derivative investment by the Fund, such as ETPs and OTC derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the "Asset Test" with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that, in general, derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain master limited partnerships (“MLPs”) which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

"Qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of "qualified publicly traded partnership income" to Shareholders.

The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as "section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its Shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. To the extent the Fund is a U.S. Shareholder in a CFC it will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.

Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in a CFC and recognizes “Subpart F” income or GILTI in excess of actual cash distributions from the CFC, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans.

The Fund’s recognition of any “Subpart F” income or GILTI from an investment in a CFC will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund, including in redemption of the CFC’s shares, will be tax free, to the extent of the CFC’s previously undistributed “Subpart F” income or GILTI, and will correspondingly reduce the the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in the CFC will be treated as realized gain. Any losses with respect to the Fund’s shares of the CFC will not be currently recognized. The Fund’s investment in a CFC will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the CFC’s income. If a net loss is realized by a CFC, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a CFC cannot be carried forward by such CFC to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a CFC for which it is a U.S. Shareholder.

Certain Foreign Currency Tax Issues. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its Shareholders. Each such Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the Shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A Shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, Shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If the Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt Shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under the Code, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt Shareholders. However, notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective Shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from its retirement account. Because each Shareholder's tax situation is different, Shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any Shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such Shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the Shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The Fund may also, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign Shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a Shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of

ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Subject to the provisions of Section 16 of the 1940 Act, the Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders. A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder's individual rights independent of any harm to the Fund, including a Shareholder's voting rights under Article V of the Declaration or Article II of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares. The Distribution Agreement provides that the Fund will indemnify the Distributor and its trustees or directors, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Distributor, its trustees or directors, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties. The Distribution Agreement further provides that the Distributor will indemnify the Fund and its Trustees, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Fund, its Trustees, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

DISTRIBUTIONS

The Fund intends to qualify each year as a RIC under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. Each shareholder of the Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, are typically distributed to shareholders monthly, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to (a) reinvest both dividends and capital gain distributions; (b) receive dividends in cash and reinvest capital gain distributions; or (c) receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Adviser.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on August 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT

COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE

REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE

COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN

OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE

SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Statement of Additional Information Dated October 6, 2023

STATEMENT OF ADDITIONAL INFORMATION

[DATE], 2023

SEI Alternative Income Fund

Shares of Beneficial Interest

Class F

Class Y

The SEI Alternative Income Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer two separate classes of shares of beneficial interests (“Shares”) designated as Class F (“Class F Shares”) and Class Y (“Class Y Shares”). The Fund has no operating history. The Fund’s investment objective is to generate income and, to a lesser extent, seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectuses. This Statement of Additional Information should be read in conjunction with the Prospectuses which are dated [DATE], 2023. Copies of the Prospectuses may be obtained upon request and without charge by writing to the Fund at SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (“SIMC” or “Adviser”), or by calling toll-free 800-DIAL-SEI or by accessing the Fund’s website at https://www.seic.com/mutual-fund-documentation/prospectuses-and-reports. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectuses, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectuses.

GENERAL DESCRIPTION OF THE FUND	2
INVESTMENT POLICIES AND PRACTICES	2
INVESTMENT OBJECTIVE AND RESTRICTIONS	13
TRUSTEES AND OFFICERS OF THE FUND	15
MANAGEMENT	19
CODE OF ETHICS	22
BROKERAGE ALLOCATION AND OTHER PRACTICES	22
REPURCHASE OFFERS	24
PROXY VOTING POLICY AND PROXY VOTING RECORD	25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
LEGAL COUNSEL	27
FINANCIAL STATEMENTS	27
APPENDIX A	A-1

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GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on March 1, 2023.

The Fund offers two separate classes (each a “Class”) of shares of beneficial interests (“Shares”) designated as Class F (“Class F Shares”) and Class Y (“Class Y Shares”). Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and the Adviser have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply.

INVESTMENT POLICIES, PRACTICES AND RISKS

The Fund invests primarily in a portfolio comprised of collateralized loan obligations (“CLOs”), and may also invest in structured notes, warehousing facilities, cash, cash equivalents, and securities of affiliated and non-affiliated money market funds and other investment companies. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectuses. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

The Fund may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge the portfolios of the Fund and the Credit Investments against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s investment objective, including to indirectly invest in or gain exposure to Credit investments. The Fund may also invest in certain other instruments or vehicles, such as asset-backed securities and hedge funds. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund's Futures Commission Merchant, as

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well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

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Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk. A fund that uses Derivative Transactions in a limited amount is considered a “limited derivatives user,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. A fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Fund may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. The Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Fund may use position hedging when SIMC reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

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Cross-Hedges. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may engage in currency transactions for hedging purposes as well as to enhance the Fund’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the CFTC's regulatory framework applicable to swaps.

The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for

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the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

The Fund may take active positions in currencies, which involve different techniques and risk analyses than the Fund’s purchase of securities. Active investment in currencies may subject the Fund to additional risks, and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. If the Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Fund to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of SIMC to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

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Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Fund’s returns. Instances in which the Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on SIMC’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

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Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Fund may trade put and call options on securities, securities indexes and currencies, as SIMC determines is appropriate in seeking to achieve the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of the acquisition of securities by the Fund.

The Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Fund may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is “covered” if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, exchange-traded funds (“ETFs”) or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When the Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

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The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Fund may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

The Fund may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Fund with exposure

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to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce

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its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that SIMC believes to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad -based stock indexes, and broad-based credit default swap indexes), regulated by the CFTC, and security-based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Adviser to liquidate positions and could thereby expose the Fund to losses.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result

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in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Investments in Hedge Funds. The Fund and underlying CLOs may invest in unregistered hedge funds to gain exposure to certain asset classes. Hedge funds are not subject to the same regulatory requirements as the funds and other registered investment companies, and an investing fund may not be able to rely on the protections under the 1940 Act that are available to investors in registered investment companies.

There are often advance notice requirements and withdrawal windows that limit investors’ ability to readily redeem shares of a hedge fund. If a hedge fund were to engage in activity deemed inappropriate by a fund or pursue a different strategy than the fund was led to believe, the fund may not be able to withdraw its investment in a hedge fund promptly after a decision has been made to do so, causing the fund to incur a significant loss and adversely affect its total return.

Hedge funds are not required to provide periodic pricing or valuation information to investors, and such funds often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings and investment strategies are not as transparent to investors or typically as diversified as those of traditional open-end funds; therefore, an investing fund is unable to look through to the hedge fund’s underlying investments in determining compliance with its own investment restrictions.

For the various reasons cited above, investments in a hedge fund are generally considered illiquid by an investing fund. Valuations of illiquid investments involve various judgments and consideration of factors that may be subjective, and there is a risk that inaccurate valuations of hedge fund positions could adversely affect the stated value of the fund. Fund investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the fund’s net assets, which, in turn, would affect amounts paid on redemptions of fund shares if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

Investments in Asset-Backed Securities. The Fund and CLOs may invest in asset-backed securities. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a

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sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund or Credit Investments, as securityholders, may suffer a loss.

Leveraged ETFs. The Fund and CLOs may invest in leveraged ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises-a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pay-In-Kind Bonds. The Fund may invest in pay-in-kind, or “PIK,” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities instead of cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The higher yields and interest rates on PIK bonds reflect the payment deferral and increased credit risk associated with such instruments, and PIK bonds may represent a significantly higher credit risk than coupon loans. In addition, PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

INVESTMENT OBJECTIVE AND RESTRICTIONS

Investment Objective. The Fund’s investment objective is described in the Prospectuses. The Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. However, the Board must

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approve any changes to a non-fundamental investment objective, and the Fund will generally notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

1.            The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.            The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.            The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.            The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.            The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

In applying the Fund’s policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the

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prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

TRUSTEES AND OFFICERS OF THE FUND

Members of the Board

There are four members of the Board, three of whom are not interested persons of the Fund, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Fund, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board has a lead Independent Trustee, chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Fund and the number of classes of shares overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Fund, the year in which the Trustee was elected and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, each Trustee who is not an interested person of the Trust must retire from the Board by the end of the calendar year in which the Trustee attains the age of 75 years. Current members of the Board may, upon the unanimous vote of the Governance Committee and a majority vote of the full Board, continue to serve on the Board for a maximum of five successive one calendar year terms after attaining the age of 75 years. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees1 (since 2023)—President and Chief Executive Officer of the Fund since 2023. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Winton Diversified Opportunities Fund from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018.

Independent Trustees

NINA LESAVOY (Born: 1957)—Trustee (since 2023)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Trustee of SEI Insurance Products Trust from 2013 to 2020. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2023)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Trustee/Director of SEI Insurance Products Trust from 2013 to 2020. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management for Ford Motor Company from 1997 to 1999.

SUSAN C. COTE (Born: 1954)—Trustee (since 2023)—Retired since July 2015. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds. Trustee of SEI Insurance Products Trust from 2015 to 2020. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Employee of Prudential from 1983 to 1997.

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders.

1 Mr. Nesher may be deemed to be an “interested” person of the Fund (as that term is defined in the 1940 Act) by virtue of his relationship with the Distributor and SEI.

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The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI-sponsored registered investment companies (“SEI Funds”) since 1989.

The Fund has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Funds since 2003 and the various SEI Funds' Governance Chair since 2014.

The Fund has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the manager of a public company’s pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Funds since 2004.

The Fund has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or a Board conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Fund. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent auditor to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Fund’s administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Mr. Williams and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary.

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•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Fund. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Fund’s offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Mr. Williams and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year.

Fund Shares Owned by Board Members. The Fund is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Because the Fund is new, as of the date of this SAI, the Trustees did not beneficially own shares of the Fund. The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund.

Board Compensation. The following table sets forth information regarding the estimated total compensation payable by the Fund during its fiscal year ending July 31, 2024 to the persons who serve as Trustees of the Fund.

Name	Estimated Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From the Fund
Interested
Mr. Nesher	$0	$0	$0	$0
Independent
Ms. Lesavoy	$10,000	$0	$0	$10,000
Mr. Williams	$10,000	$0	$0	$10,000
Ms. Cote	$10,000	$0	$0	$10,000

Fund Officers. Set forth below are the names, dates of birth, position with the Fund, length of term of office and the principal occupations for the last five years of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Stephen Panner, the Chief Compliance Officer (“CCO”) of the Fund, receives compensation from the Fund for his or her services.

Certain officers of the Fund also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Fund have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2023)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary (since 2023)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

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STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2023)—Director of Global Investment Product Management since January 2004.

STEPHEN F. PANNER (Born: 1970)—Chief Compliance Officer (since 2023)—Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors' Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

KATHERINE MASON (Born: 1979)—Vice President and Assistant Secretary (since 2023)—Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary (since 2023)—General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

DONALD DUNCAN (Born: 1964)— Anti-Money Laundering Compliance Officer and Privacy Officer (since 2023)—Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

GLENN R. KURDZIEL (Born: 1974)—Controller and Chief Financial Officer (since 2023)—Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager of Funds Accounting of SEI Investments Global Funds Services from 2005 to 2023.

BRIAN VARGO (Born 1960) – Vice President and Assistant Secretary (since 2023)-Vice President and Assistant Secretary of SIMC since 2023; Vice President and Assistant Secretary of SEI Investment Strategies, LLC since 2023; Attorney at Royer Cooper Cohen Braunfeld LLC from May 2018 to February 2023; Attorney at K&L Gates LLP from January 2016 to December 2017; Attorney at Dechert LLP from September 2001 to December 2015.

MANAGEMENT

SEI Investments Management Corporation (referred to as "SIMC" or the "Adviser”) serves as the investment adviser for the Fund. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of

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SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of December 31, 2022, SIMC had approximately $181.33 billion in assets under management.

Advisory Agreement. The Fund and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC provides the investment advisory services to the Fund.

The Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to SIMC under the Advisory Agreement.

Administrator, Custodian, Transfer Agent and Distributor

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Administration Agreement with the Fund. The Fund and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with certain services, among other responsibilities, administrative, tax, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, the Administrator makes available certain space, equipment, personnel and facilities to provide the services to the Fund.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Custodian. Brown Brother Harriman & Co. located 50 Post Office Square, Boston, MA 02110, serves as custodian (the "Custodian") for the Fund. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

Transfer Agent. UMB Fund Services, Inc. serves as the transfer agent for the Fund (the “Transfer Agent”).

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Distributor

The Fund and SEI Investments Distribution Co. (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The offering of the Fund’s Shares is continuous on a daily basis and the Distributor distributes the Fund Shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

Service of Fund Shares

The Fund has adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares. Class Y Shares do not incur a fee for the Service Plan.

Portfolio Management

Compensation. The Adviser compensates the portfolio manager for his management of the Fund. The portfolio manager’s compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this SAI, the portfolio manager does not beneficially own any shares of the Fund.

Other Accounts. As of March 31, 2023, in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David S. Aniloff	2	$3,166	3	$1,225	0	$0

No account listed above is subject to a performance-based advisory fee.

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Conflicts of Interests. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include another closed-end registered investment company, portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund and the Other Accounts which, in theory, may allow him to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio manager receive, or expect to receive, greater compensation from the management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objective and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objective and related restrictions.

CODE OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. The Fund’s purchases of Credit Investments (as defined in the Prospectuses) generally will be subject to transaction expenses, as discussed below. In addition, the Fund anticipates that its other portfolio transactions will also be subject to transaction expenses.

The Fund bears any commissions or spreads in connection with its portfolio transactions. The Fund has no obligation to deal with any dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC is responsible for placing orders to execute Fund transactions. In placing brokerage orders, it is the Fund’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While SIMC generally

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seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Fund does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC may cause the Fund to select a broker based upon brokerage or research services provided to SIMC. SIMC may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits SIMC, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, SIMC may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assist in the valuation and pricing of investments. Examples of research-oriented services for which SIMC might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC will be in addition to and not in lieu of the services required to be performed by SIMC under its Investment Advisory Agreement. Any advisory or other fees paid to SIMC are not reduced as a result of the receipt of research services.

In some cases SIMC may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SIMC makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC faces a potential conflict of interest, but SIMC believes that its respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

Primary Market Transactions in Credit Investments

In a primary market Credit Investments, generally, there is one underwriter, one collateral manager, and many investors involved. Underwriters generate fees, ranging from 0.5% to 2% of the overall deal size, for engaging quality collateral managers, structuring deals, and selling the deal to the investment community. SIMC will evaluate each underwriter’s structuring and placement abilities, quality of research, and dedication to the structured credit business

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as secondary considerations when comparing CLOs managed by like quality collateral managers. The fees the Fund pays underwriters will vary from deal to deal and are based on SIMC’s perception of the value provided by the underwriter. In certain cases, SIMC may be able to obtain a reduction in the stated underwriter fees. However, there is no guarantee SIMC will be able to obtain a fee reduction on any particular deal. Any fee reductions obtained are reflected in purchase prices below par value. Fee reductions are less common when a deal is highly differentiated in terms of collateral composition or structure, when SIMC has a limited relationship with the collateral manager or when the deal is managed by a top tier collateral manager. Overall, SIMC seeks to invest with quality collateral managers at fair fee levels.

Secondary Market Transactions in Credit Investments

Secondary market transactions in Credit Investments include direct offerings from individual dealers and auctions on blocks of securities. Direct offerings consist of securities that are already owned by the dealer or the dealer is marketing the security on behalf of an investor. The Fund does not explicitly pay a commission when buying a direct offering. Rather, SIMC submits a bid for a security and, in the case of a dealer working on behalf of an existing investor, the dealer will attempt to purchase the security at a lower price from the seller. In auctions, known as BWICs (bids wanted in competition), a list of securities is distributed to several dealers who then solicit bids from their clients and submit them to the seller for possible execution. While BWICs are generally comprised of multiple securities for sale, bids and trades are submitted and executed on an individual security basis. Unlike direct offerings, participation on BWICs requires an explicit commission, usually the commission is set at 0.25 points above the bid level. The dealers to whom SIMC submits bids are those who SIMC believes provide superior analytics and insight.

CLO Managers

CLO managers incur transaction expenses in the management of their portfolios, which may decrease the value of the Fund’s investment in Credit Investments. In view of the fact that the investment program of certain of the Credit Investments may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of certain of the Credit Investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Credit Investments may not be transparent to the Fund. Each CLO manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. SIMC has no direct or indirect control over the brokerage or portfolio trading policies employed by the CLO manager. Credit Investments will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Credit Investments may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund indirectly bears the commissions or spreads in connection with the portfolio transactions of the Credit Investments.

No guarantee or assurance can be made that a CLO manager’s brokerage transaction practices will be transparent or that the CLO managers will establish, adhere to, or comply with their stated practices. However, as Credit Investments typically are not investment companies registered under the 1940 Act and their managers may not be registered investment advisers under the Advisers Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Credit Investments’ managers or their affiliates rather than the Credit Investments.

Because the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than

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customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the repurchase pricing date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the repurchase request deadline and the repurchase payment deadline. The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with these repurchase offer and the liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Fund will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Fund (each a “Client”) and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the “Procedures”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”) with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service’s recommendation:

Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines.

Consideration of Supplemental Solicitation Materials Prior to Proxy Submission Deadline. In certain situations, SIMC may become aware (e.g., via the Service) that an issuer intends to file or has filed additional solicitation materials after SIMC has received the Service's voting recommendations but before the voting submission deadline. In such circumstances, the Proxy Committee will consider whether such materials would reasonably be expected to affect SIMC's voting determination. If the Proxy Committee determines that such materials may reasonably impact SIMC's voting determination, it shall convene to further consider such materials before voting proxies.

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In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service's recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service's recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client's consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service's recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

•	Proxy Guidelines do not cover an issue;

•	The Service does not make a recommendation on the issue;

•	SIMC determines that the costs of voting exceed the expected benefits to Clients;

•	The accounts engage in securities lending;

•	The vote is subject to “share blocking,” which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

•	The Proxy Committee is unable to convene to determine whether the proposal would be in the Client’s best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Fund is required to file how all proxies were voted with respect to portfolio securities held by the Fund. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 29, 2023, SEI Investments Company owned of record or beneficially 5% or more of the outstanding Shares of the Fund. SEI Investments Company provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of September 29, 2023. For so long as SEI Investments Company has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

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LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, is counsel to the Fund and has passed upon the validity of the Fund’s Shares.

FINANCIAL STATEMENTS

F I N A N C I A L S T A T E M E N T S

SEI Alternative Income Fund

September 29, 2023

With Report of Independent Registered Public Accounting Firm

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KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

SEI Alternative Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities (in Organization) of SEI Alternative Income Fund (the Fund), as of September 29, 2023, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 29, 2023 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

October 4, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

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SEI Alternative Income Fund

Statement of Assets and Liabilities (in Organization)

September 29, 2023

Assets
Cash equivalents	$100,000

Total assets	$100,000

Liabilities	$-

Net assets	$100,000

Net assets are comprised of:
Paid-in Capital	$100,000

Class F Shares issued and outstanding	10,000
Net asset value per share	$10.00

See accompanying notes to financial statements.

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SEI Alternative Income Fund

Notes to Financial Statements

September 29, 2023

1. Organization

SEI Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 28, 2023. The Fund is a non-diversified, closed-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund’s investment objectives is to generate income and, to a lesser extent, seek long-term capital appreciation.

The Fund offers two separate classes (each a “Class”) of shares designated as Class Y (“Class Y Shares”) and Class F (“Class F Shares”) on a continuous basis at the net asset value (“NAV”) per Share. Each Class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund and SEI Investments Management Corporation (“SIMC” or the “Adviser”) have been granted exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser are required to comply with certain regulations that would not otherwise apply. The Fund’s Shares will be offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business.

The Fund has had no operations to date other than matters relating to its organization. To date, the only capital contribution to the Fund resulted in the issuance of 10,000 Class F Shares at a NAV of $10.00 per share as of September 29, 2023.

2. Summary of Significant Accounting Policies

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board (“FASB”). The following are significant accounting policies which are consistently followed in the preparation of the financial statements of the Fund.

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SEI Alternative Income Fund

Notes to Financial Statements (continued)

September 29, 2023

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

Expenses

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including payment to the Fund’s service providers.

Organization and Offering Costs

The Adviser or an affiliate of the Adviser, has agreed to pay the organization and initial offering costs on behalf of the Fund. The organization and initial offering costs include preparation and filing incorporation documents, bylaws, declarations of trust, registration statements, board materials, state and federal registration of shares and audit fees. As a result, the Fund’s financial statements do not reflect these organization and offering costs. Total organization and offering costs incurred through September 29, 2023 were approximately $498,700 and these amounts are also not subject to recapture by the Adviser or an affiliate of the Adviser. Any additional organization and offering costs incurred by the Fund will also be paid by the Adviser or an affiliate of the Adviser.

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SEI Alternative Income Fund

Notes to Financial Statements (continued)

September 29, 2023

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Fund intends to qualify annually as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund will evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold will be recorded as a tax benefit or expense in the current year.

3. Agreements

Investment Adviser

The Fund and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.30% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. For the Class F Shares, the Fund's administrator and its affiliates have contractually agreed until October 31, 2025 to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses (“AFFE”), taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.00%. The agreement may be amended or terminated only with the consent of the Board of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after October 31, 2025.

The Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

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SEI Alternative Income Fund

Notes to Financial Statements (continued)

September 29, 2023

3. Agreements (continued)

The continuance of the Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC.

Administrator

SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Distributor

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Distributor serves as the Fund's Distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distribution Agreement shall be reviewed and approved at least annually by: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

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SEI Alternative Income Fund

Notes to Financial Statements (concluded)

September 29, 2023

3. Agreements (continued)

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, serves as custodian (the “Custodian”). As the Custodian, BBH maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. BBH is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212, serves as the transfer agent for the Fund.

4. Subsequent Events

Management on behalf of the Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a “Client”) and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the “Procedures”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”) with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service’s recommendation:

●	Requests by Sub-Advisers to Direct Proxy Votes. Sub-Advisers retained by SIMC to manage the Funds may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service’s recommendation.

●	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendation are expected to be limited to companies with which the Engagement Service is engaged on SIMC's behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service’s recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service’s recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client’s consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service’s recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

●	Proxy Guidelines do not cover an issue;
●	The Service does not make a recommendation on the issue;
●	SIMC determines that the costs of voting exceed the expected benefits to Clients;
●	The accounts engage in securities lending;
●	The vote is subject to “share blocking,” which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

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●	The Proxy Committee is unable to convene to determine whether the proposal would be in the Client’s best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of Additional Information.

(2)	Exhibits:

(a)	(1)	Certificate of Trust, dated February 28, 2023.

(2)	Amended Certificate of Trust, dated March 31, 2023.

(3)	Agreement and Declaration of Trust, dated February 28, 2023.

(4)	Amendment, dated March 31, 2023 to the Agreement and Declaration of Trust, dated February 28, 2023.

(b)	Amended and Restated By-Laws, dated March 31, 2023.

(c)	Not applicable.

(d)	Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith).

(e)	Dividend Reinvestment Plan (filed herewith).

(f)	Not applicable.

(g)	Investment Advisory Agreement, dated September 1, 2023, between Registrant and SEI Investments Management Corporation (the “Adviser”) (filed herewith).

(h)	(1)	Distribution Agreement, dated September 1, 2023, between the Registrant and SEI Investments Distribution Co. (the “Distributor”) (filed herewith).

(2)	Shareholder Services Plan, dated August 21, 2023 (filed herewith).

(i)	Not applicable.

(j)	Custody Agreement, dated September 1, 2023, between Registrant and Brown Brothers Harriman & Co. (filed herewith).

(k)	(1)	Transfer Agency Agreement, dated September 27, between Registrant and UMB Fund Services, Inc. (filed herewith).

(2)	Administration Agreement, dated October 2, 2023 between Registrant and SEI Investments Global Fund Services, Inc. (the “Administrator”) (filed herewith).

(3)	Expense Limitation Agreement, dated October 4, 2023, between Registrant and the Adviser (filed herewith).

(l)	Opinion and Consent of Morgan, Lewis & Bockius LLP (filed herewith).

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(o)	Not applicable.

(p)	Initial Capital Agreement, dated October 3, 2023 (filed herewith).

(q)	Not applicable.

(r)	(1)	Code of Ethics of the Registrant (filed herewith).

(2)	Code of Ethics of the Adviser (filed herewith).

(3)	Code of Ethics of the Distributor (filed herewith).

(4)	Code of Ethics of the Administrator (filed herewith).

(s)	(1)	Powers of Attorney for Messrs. James M. Williams and Robert A. Nesher and Mmes. Nina Lesavoy and Susan C. Cote.

(2)	Power of Attorney for Glenn Kurdziel (filed herewith).

(3)	Resolution adopted by the Board of Trustees of the Registrant.

(4)	Resolution adopted by the Board of Trustees of the Registrant (filed herewith).

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$65,000
Printing and engraving fees	$32,000
Accounting fees and expenses	$150,000
Legal fees and expense	$500,000
Total Fees	$737,000

Item 28. Persons Controlled by or Under Common Control with the Registrant

The information in the Statement of Additional Information under the headings "Control Persons and Principal Shareholders" and "Trustees and Officers of the Fund" is incorporated by reference.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of October 4, 2023 of each class of securities of the Registrant.:

Number of
Title of Class	Record Holders
Class F Shares	1

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

SEI Investments Management Corporation serves as investment adviser for the Registrant. The principal address of the Adviser is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of July 28, 2023.

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President, Secretary
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President, Secretary
	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President
	SEI Novus, LLC	Senior Vice President, Secretary
	SEI Acquisition Sub, LLC	Senior Vice President, Secretary
	SEI Radar Holding Company LLC	Senior Vice President, Secretary
	SEI Novus Switzerland	Director

	SEI Novus UK Ltd.	Director
	SEI Insurance Group, Inc.	Director, Vice President and Assistant Secretary
James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President
Wayne M. Withrow Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President & Chief Executive Officer
	SEI Global Services, Inc.	Director, President
	SEI Investments Canada Company	Director, Vice President
	SEI Investment Strategies, LLC	Director, President
Mark Warner Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
	SEI Novus, LLC	Treasurer
	SEI Acquisition Sub, LLC	Vice President, Treasurer
	SEI Radar Holding Company LLC	Treasurer
	SEI Trust Company	Vice President, Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Private Trust Company	Vice President, Treasurer
	SEI Custodial Operations Company, LLC	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary

Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President
	SEI Novus, LLC	Chief Executive Officer
	SEI Acquisition Sub, LLC	Chief Executive Officer
	SEI Novus Switzerland	Director
	SEI Novus UK Ltd.	Director
Roger Messina Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners, LLC	Vice President
John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer
Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President
Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President
Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director
	SEI Novus, LLC	Vice President
	SEI Acquisition Sub, LLC	Vice President
Patrick DiLello Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer

	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer
	SEI European Services Limited	FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer
	SEI Novus, LLC	Vice President, FATCA Responsible Officer
	SEI Acquisition Sub, LLC	Vice President
	SEI Radar Holding Company LLC	Vice President
	SEI Novus UK Ltd.	FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
Sean Simko Vice President	SEI Global Services, Inc.	Vice President
Aaron Von Alst Vice President	SEI Global Services, Inc.	Vice President
Jennifer Campisi Chief Compliance Officer	SEI Investments Distribution Co.	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Erich Holland Vice President	SEI Global Services, Inc.	Vice President
Karen Sullivan Vice President	SEI Global Services, Inc.	Vice President
Katherine Mason Vice President and Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Michael Cagnina Vice President	SEI Novus, LLC	Vice President
Brian Vargo Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
Jay Cipriano Senior Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Senior Vice President
	SEI Trust Company	Vice President

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:

SEI Alternative Income Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Brown Brother Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110-1548

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (“Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement

(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	If the Registrant is relying on Rule 430B:

(i)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 6th day of October, 2023.

SEI Alternative Income Fund
(Registrant)

By:	__________*____________
Robert A. Nesher Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	October 6, 2023
Nina Lesavoy

*	Trustee	October 6, 2023
James M. Williams

*	Trustee	October 6, 2023
Susan C. Cote

*	Trustee and President	October 6, 2023
Robert A. Nesher

*	Treasurer & Chief Financial Officer	October 6, 2023
Glenn Kurdziel

*By: /S/ Katherine Mason
Katherine Mason
Attorney-in-Fact

EXHIBIT INDEX

(d)	Multiple Class Plan Pursuant to Rule 18f-3
(e)	Dividend Reinvestment Plan
(g)	Investment Advisory Agreement, dated September 1, 2023, between Registrant and the Adviser
(h)(1)	Distribution Agreement, dated September 1, 2023, between the Registrant and the Distributor
(h)(2)	Shareholder Services Plan, dated August 21, 2023
(j)	Custody Agreement, dated September 1, 2023, between Registrant and Brown Brothers Harriman & Co.
(k)(1)	Transfer Agency Agreement, dated September 27, 2023, between Registrant and UMB Fund Services, Inc.
(k)(2)	Administration Agreement, dated October 2, 2023, between Registrant and the Administrator
(k)(3)	Expense Limitation Agreement, dated October 4, 2023, between Registrant and the Adviser
(l)	Opinion and Consent of Morgan, Lewis & Bockius LLP
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Initial Capital Agreement, dated October 3, 2023
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of the Adviser
(r)(3)	Code of Ethics of the Distributor
(r)(4)	Code of Ethics of the Administrator
(s)(2)	Power of Attorney for Glenn Kurdziel
(s)(4)	Resolution adopted by the Board of Trustees of the Registrant

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document